EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock Lifecycle Prepared Portfolios

PROSPECTUS  |  FEBRUARY 27, 2009

Investor A, Institutional and
Class R Shares

Prepared Portfolio 2010

Prepared Portfolio 2015

Prepared Portfolio 2020

Prepared Portfolio 2025

Prepared Portfolio 2030

Prepared Portfolio 2035

Prepared Portfolio 2040

Prepared Portfolio 2045

Prepared Portfolio 2050

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Dear Shareholder:

BlackRock is pleased to announce several new enhancements to our fund prospectuses. These changes include:

A new plain English style in an updated format to make the prospectus more user-friendly: The redesigned prospectus provides a clearer description of the funds' investment strategies and risks as well as the various options available to investors for purchasing, exchanging and redeeming fund shares.

The packaging of similar funds: BlackRock has grouped like funds together in the same prospectus, which may result in reduced costs to the funds.

We continue to encourage you to take advantage of electronic delivery of prospectuses in lieu of receiving printed prospectuses as it reduces expenses borne by shareholders, and it is more environmentally friendly. To go paperless, please contact your financial professional or go online to www.blackrock.com/edelivery for more information.

At BlackRock, our interest continues to focus solely on those interests of our clients. We appreciate the trust you give our investment professionals and look forward to providing additional enhancements and services in the future. For more information, please do not hesitate to contact your financial professional or BlackRock at 800-441-7762 or visit our website at www.blackrock.com.

Very truly yours,

BlackRock Funds

Table of Contents

Funds Overview	Key facts and details about the Funds listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information.

	Key Facts About the Funds	4

	Investment Process	4

	BlackRock Prepared Portfolio 2010	7

	BlackRock Prepared Portfolio 2015	13

	BlackRock Prepared Portfolio 2020	19

	BlackRock Prepared Portfolio 2025	25

	BlackRock Prepared Portfolio 2030	31

	BlackRock Prepared Portfolio 2035	37

	BlackRock Prepared Portfolio 2040	43

	BlackRock Prepared Portfolio 2045	49

	BlackRock Prepared Portfolio 2050	55

Details About the Funds	How Each Fund Invests	61

	Investment Risks	71

	Information About the Underlying Funds	81

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and Distribution and other payments

	How to Choose the Share Class that Best Suits Your Needs	100

	Details about the Share Classes	101

	How to Buy, Sell, Exchange and Transfer Shares	104

	Account Services and Privileges	110

	Funds' Rights	111

	Participation in Fee-Based Programs	111

	Short-Term Trading Policy	112

	Redemption Fee	113

	Distribution and Service Payments	113

Management of the Funds	Information about BlackRock and the Portfolio Managers

	BlackRock	115

	Portfolio Manager Information	116

	Conflicts of Interest	116

	Valuation of Fund Investments	117

	Dividends, Distributions and Taxes	118

Financial Highlights	Financial Performance of the Funds	119

General Information	Additional Fund Information

	Shareholder Documents	128

	Certain Fund Policies	128

	Statement of Additional Information	129

Glossary	Glossary	130

For More Information	Service Providers	Inside Back Cover

	Additional Information	Back Cover

Funds Overview

Key Facts About the Funds

This Prospectus describes the nine Lifecycle Prepared Portfolios (each, a "Fund", and collectively, the "Funds") of BlackRock Funds II: 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045 and 2050. Each of the Funds is a "fund of funds," which means that each seeks to obtain its investment goal by investing the majority of its assets in other BlackRock mutual funds, called the "underlying funds."

Each Fund's manager is BlackRock Advisors, LLC ("BlackRock").

Investment Process

The Funds are intended to provide distinct investment programs to meet the different investment objectives, time horizons and risk tolerances of a range of investors. Each Fund is managed for a specific target retirement date (the date included in the name of the Fund). Each of the Funds was created by BlackRock Advisors, LLC (BlackRock), the Funds' manager.

When choosing a Fund, consider your estimated retirement date and risk tolerance. In general, these Funds' investment programs assume a retirement age of 65. It is expected that investors will choose a Fund whose target date is closest to the date the investor turns 65. Choosing a Fund targeting an earlier date represents a more conservative choice; choosing a Fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only.

BlackRock's first step in structuring a Fund is the development of a target asset allocation. In general, each Fund invests in two different kinds of underlying funds: those that invest primarily in equity securities (equity funds) and those that invest primarily in fixed income securities (fixed income funds). Equity funds may include funds that invest in any security in furtherance of an investment objective of long term capital appreciation, including domestic and international equities, real estate-related securities and other similar securities, as well as commodities. Fixed income funds may include funds that invest in any security in furtherance of an investment objective of current income, including domestic and non-U.S. bonds, U.S. Government securities, high yield (or junk) bonds, and cash or money market instruments.

Within the broader categories of equity and fixed income funds, BlackRock seeks to diversify each Fund. Equity funds may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. Fixed income funds may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The following table illustrates each Fund's target allocation among asset classes as of January 31, 2009:

Target Asset Allocation

	Equity Funds	Fixed Income Funds
2010	52%	48%
2015	56%	44%
2020	62%	38%
2025	71%	29%
2030	84%	16%
2035	90%	10%
2040	90%	10%
2045	90%	10%
2050	90%	10%

In general, a greater percentage of equity funds in a Fund results in higher overall price volatility. Investors should select carefully the Fund that is most appropriate for their goals and risk tolerance.

Under normal circumstances, the asset allocation will change over time according to a predetermined "glide path" as each of the Funds approaches its respective target date. The glide path represents the shifting of asset classes over time. As the glide path below shows, each Fund's asset mix becomes more conservative — both prior to and after retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of a Fund, which may be a primary source of income after retiring.

The following chart illustrates the glide path — the target allocation among asset classes as a Fund approaches its target date:

In order to determine the target asset allocation for each Fund, plot the number of years remaining to retirement. For example, the Prepared Portfolio 2045 has the target asset allocation shown by the allocation plotted above 36 years to retirement. In ten years, the Prepared Portfolio 2045's target asset allocation is expected to be the allocation currently plotted above 26 years to retirement. As of 2009, the number of years until retirement for each of the Funds is as follows:

Portfolio	Years Until Retirement*
2050	41
2045	36
2040	31
2035	26
2030	21
2025	16
2020	11
2015	6
2010	1

*  Based upon a retirement age of 65.

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BlackRock investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of each Fund, and determine whether any changes are required to enable each Fund to achieve its investment objective.

The Funds are expected to become increasingly conservative over time until they reach their target retirement date. At this time their asset allocation becomes similar to that of the BlackRock Income Portfolio (Income Portfolio). The Income Portfolio is managed by BlackRock and its investment objective is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio will invest approximately 50% of its assets in equity securities and approximately 50% of its assets in

BlackRock fixed-income mutual funds, and may, on an opportunistic basis, invest directly in fixed-income securities. These percentages are target allocations that may shift over time depending on market conditions.

On approximately the target retirement date of a Fund, it is expected that such Fund will merge into the Income Portfolio. At that time, the Fund's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of such Fund. It is expected that shareholders of a Fund will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of a Fund in advance of such merger.

Although the asset allocation targets listed for the "glide path" are general, long term targets, BlackRock may periodically adjust the proportion of equity funds and fixed income funds in each Fund based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of each Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations. For the Income Portfolio the target allocations are expected to be 50% equity and 50% fixed income, and the target allocation may shift over time depending on market conditions. BlackRock may utilize larger adjustments for the Funds and the Income Portfolio if warranted by unusual market conditions.

BlackRock regularly monitors the allocations of the Funds to ensure that they adhere to the target allocations. The Funds may be brought back to the target allocations either through the direction of daily cash flows to suitable underlying funds or by monthly rebalancing if necessary.

BlackRock's second step in the structuring of each Fund is the selection of the underlying funds. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds in the Fund are considered when selecting underlying funds. The specific underlying funds selected for each Fund are determined at BlackRock's discretion and may change as deemed appropriate to allow the Funds to meet their investment objectives. See "Description of Underlying Funds" for a complete list of the underlying funds, their classification into equity or fixed income funds and a brief description of their investment objectives and primary investment strategies.

Because each of the Funds invests principally in shares of underlying funds, each is considered "non-diversified" under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund. However, in the case of the Funds, this risk is reduced because the underlying funds are themselves generally diversified.

The Prospectus has been organized so that each Fund has its own brief section. Simply turn to the section for any particular Fund to read about important Fund facts. Also included are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder. These sections apply to all the Funds. Terms in bold are defined in the Glossary.

BlackRock Prepared Portfolio 2010

What is the Fund's investment objective?

The BlackRock Prepared Portfolio 2010 (the "2010 Fund") seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

What is the Fund's main investment strategy?

In pursuit of its investment objective, the 2010 Fund, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2010.

The 2010 Fund's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2010. At the time the 2010 Fund reaches its target retirement date, the asset allocation of the 2010 Fund will become similar to that of the BlackRock Income Portfolio ("Income Portfolio"). The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.

The following table illustrates the 2010 Fund's current target allocation among asset classes:

Target Asset Allocation

Equity Funds	Fixed Income Funds
52%	48%

BlackRock may adjust the proportion of equity funds and fixed income funds based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. Generally, these adjustments will be limited to +/- 10% relative to the target allocations.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the 2010 Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The 2010 Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The 2010 Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

What are the main risks of investing in the 2010 Fund?

The 2010 Fund is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests.

■  Investments in Mutual Funds Risk — The 2010 Fund's investments are concentrated in underlying BlackRock Funds, so the 2010 Fund's investment performance is directly related to the performance of the underlying funds. The 2010 Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The 2010 Fund generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the 2010 Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the 2010 Fund's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the 2010 Fund may increase or decrease.

■  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by management of the underlying BlackRock Funds in which the Fund invests may underperform the market or other securities selected by other funds. This means you may lose money.

■  Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

■  Small and Mid-Capitalization Company Risk — Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the 2010 Fund will lose money. These risks include:

  ■  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  ■  Currency Risk — Securities and other instruments held by the underlying BlackRock Funds in which the 2010 Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the 2010 Fund's portfolio.

  ■  Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

  ■  Certain Risks of Holding Fund Assets Outside the United States — Underlying BlackRock Funds in which the 2010 Fund invests generally hold their foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

  ■  Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■  Emerging Markets Risk — Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Foreign Securities Risk" above, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Allocation Risk — The 2010 Fund's ability to achieve its investment objective depends upon BlackRock's skill in determining the 2010 Fund's strategic asset class allocation and in selecting the best mix of underlying funds and direct investments. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the 2010 Fund. If an underlying fund were to change its investment objective or policies, the 2010 Fund might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk — In managing the 2010 Fund, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the 2010 Fund and is legally obligated to act in the 2010 Fund's best interests when selecting underlying funds.

■  Non-Diversification Risk — Because the 2010 Fund invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due.

■  Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

■  Derivatives Risk — The 2010 Fund's use of derivatives may reduce the 2010 Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the 2010 Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the 2010 Fund to sell or otherwise close a derivatives position could expose the 2010 Fund to losses and could make derivatives more difficult for the 2010 Fund to value accurately. The 2010 Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the 2010 Fund's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see the "Investment Risks" section.

Who should invest?

The 2010 Fund may be an appropriate investment for you if you:

■  Intend to retire in or about the year 2010;

■  Want a professionally managed portfolio without the administrative burdens of direct investments in equity and debt securities; and

■  Want a portfolio that automatically becomes more conservative as your target retirement date approaches.

Risk/Return Information

The chart and table below give you a picture of the 2010 Fund's performance for Investor A Shares (in the chart) and for Investor A Shares, Institutional Shares and Class R Shares (in the table). The information shows you how the 2010 Fund's performance has varied and provides some indication of the risks of investing in the 2010 Fund. The S&P 500 Index is the 2010 Fund's primary performance benchmark. The 2010 Fund also compares its performance to the Prepared Portfolio 2010 Composite Index (the "Index"), a customized weighted index. The Index is a hypothetical representation of the performance of the 2010 Fund's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the 2010 Fund's asset classes when calculating the Index: bonds — Barclays Capital U.S. Aggregate Index, U.S. stocks — Russell 3000® Index and non-U.S. stocks — MSCI EAFE Index®. As of December 31, 2008, the current allocations in the Index are: Barclays Capital U.S. Aggregate Index (48%), Russell 3000® Index (41.6%) and MSCI EAFE Index® (10.4%). As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain 2010 Fund expenses during these periods, the 2010 Fund's returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
2010 Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was -0.20% (quarter ended June 30, 2008) and the lowest return for a quarter was -12.56% (quarter ended December 31, 2008).

As of 12/31/08 Average Annual Total Returns	1 Year	Since Inception[1]
2010 Fund; Investor A Shares
Return Before Taxes[2]	–29.21%	–14.80%
Return After Taxes on Distributions[2]	–29.89%	–15.43%
Return After Taxes on Distributions and Sale of Shares[2]	–18.94%	–12.78%
2010 Fund; Institutional Shares
Return Before Taxes[2]	–24.93%	–11.71%
2010 Fund; Class R Shares
Return Before Taxes[2]	–25.53%	–12.35%
S&P 500 Index	–37.00%	–23.71%
Prepared Portfolio 2010 Composite Index (Barclays Capital U.S. Aggregate Index (48)%; Russell 3000® Index (41.6)%; and MSCI EAFE Index® (10.4)%)[3]	–19.70%	–10.82%

1  2010 Fund inception date is April 20, 2007.

2  Includes all applicable fees and sales charges.

3  Barclays Capital U.S. Aggregate Index was formerly Lehman Brothers U.S. Aggregate Index

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and after-tax returns for other classes of shares will vary.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual Fund operating expenses are paid out of the Fund's assets.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A Shares, Institutional Shares and Class R Shares of the 2010 Fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases[1] (as percentage of offering price)	5.25%[1]	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Institutional Shares	Class R Shares
Management Fee	None	None	None
Distribution and/or Service (12b-1) Fees	0.25%	None	0.50%
Other Expenses	6.10%	5.74%	5.53%
Acquired Fund Fees and Expenses[3,4]	0.66%	0.66%	0.66%
Total Annual Fund Operating Expenses[4]	7.01%	6.40%	6.69%
Fee Waivers and Expense Reimbursements[5]	(5.85%)	(5.74%)	(5.29%)
Net Annual Fund Operating Expenses[5]	1.16%	0.66%	1.40%

1  Reduced front-end sales charges may be available (see the section "Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options" for more information regarding the reduction of front-end sales charges).

2.  A contingent deferred sales charge ("CDSC") of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

3  The 2010 Fund's shareholders indirectly bear the expenses of the underlying funds in which the 2010 Fund invests. Underlying fund expenses are based on the allocation of the 2010 Fund's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

4  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the 2010 Fund's annual report, which does not include expenses incurred from investments in underlying funds except where such underlying funds are master funds.

5  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 1.50% (for Investor A Shares), 1.00% (for Institutional Shares) and 1.74% (for Class R Shares) of average daily net assets. In addition, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.50% (for Investor A Shares), 0.00% (for Institutional Shares) and 0.74% (for Class R Shares) of average daily net assets until March 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 0.46% (for Investor A Shares). See the "Management of the Funds — BlackRock" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the 2010 Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$637	$1,074	$1,537	$2,812
Institutional Shares	$67	$426	$808	$1,881
Class R Shares	$143	$653	$1,190	$2,660

1  Reflects imposition of sales charge.

BlackRock Prepared Portfolio 2015

What is the Fund's investment objective?

The BlackRock Prepared Portfolio 2015 (the "2015 Fund") seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

What is the Fund's main investment strategy?

In pursuit of its investment objective, the 2015 Fund, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2015.

The 2015 Fund's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2015. At the time the 2015 Fund reaches its target retirement date, the asset allocation of the 2015 Fund will become similar to that of the BlackRock Income Portfolio ("Income Portfolio"). The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.

The following table illustrates the 2015 Fund's current target allocation among asset classes:

Target Asset Allocation

Equity Funds	Fixed Income Funds
56%	44%

BlackRock may adjust the proportion of equity funds and fixed income funds based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. Generally, these adjustments will be limited to +/- 10% relative to the target allocations.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the 2015 Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The 2015 Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The 2015 Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

What are the main risks of investing in the 2015 Fund?

The 2015 Fund is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests.

■  Investments in Mutual Funds Risk — The 2015 Fund's investments are concentrated in underlying BlackRock Funds, so the 2015 Fund's investment performance is directly related to the performance of the underlying funds. The 2015 Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The 2015 Fund generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the 2015 Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the 2015 Fund's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the 2015 Fund may increase or decrease.

■  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by management of the underlying BlackRock Funds in which the Fund invests may underperform the market or other securities selected by other funds. This means you may lose money.

■  Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

■  Small and Mid-Capitalization Company Risk — Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the 2015 Fund will lose money. These risks include:

  ■  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  ■  Currency Risk — Securities and other instruments held by the underlying BlackRock Funds in which the 2015 Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the 2015 Fund's portfolio.

  ■  Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

  ■  Certain Risks of Holding Fund Assets Outside the United States — Underlying BlackRock Funds in which the 2015 Fund invests generally hold their foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

  ■  Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■  Emerging Markets Risk — Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Foreign Securities Risk" above, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Allocation Risk — The 2015 Fund's ability to achieve its investment objective depends upon BlackRock's skill in determining the 2015 Fund's strategic asset class allocation and in selecting the best mix of underlying funds and direct investments. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the 2015 Fund. If an underlying fund were to change its investment objective or policies, the 2015 Fund might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk — In managing the 2015 Fund, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the 2015 Fund and is legally obligated to act in the 2015 Fund's best interests when selecting underlying funds.

■  Non-Diversification Risk — Because the 2015 Fund invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due.

■  Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

■  Derivatives Risk — The 2015 Fund's use of derivatives may reduce the 2015 Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the 2015 Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the 2015 Fund to sell or otherwise close a derivatives position could expose the 2015 Fund to losses and could make derivatives more difficult for the 2015 Fund to value accurately. The 2015 Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the 2015 Fund's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see the "Investment Risks" section.

Who should invest?

The 2015 Fund may be an appropriate investment for you if you:

■  Intend to retire in or about the year 2015;

■  Want a professionally managed portfolio without the administrative burdens of direct investments in equity and debt securities; and

■  Want a portfolio that automatically becomes more conservative as your target retirement date approaches.

Risk/Return Information

The chart and table below give you a picture of the 2015 Fund's performance for Investor A Shares (in the chart) and for Investor A Shares, Institutional Shares and Class R Shares (in the table). The information shows you how the 2015 Fund's performance has varied and provides some indication of the risks of investing in the 2015 Fund. The S&P 500 Index is the 2015 Fund's primary performance benchmark. The 2015 Fund also compares its performance to the Prepared Portfolio 2015 Composite Index (the "Index"), a customized weighted index. The Index is a hypothetical representation of the performance of the 2015 Fund's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the 2015 Fund's asset classes when calculating the Index: bonds — Barclays Capital U.S. Aggregate Index, U.S. stocks — Russell 3000® Index and non-U.S. stocks — MSCI EAFE Index®. As of December 31, 2008, the current allocations in the Index are: Barclays Capital U.S. Aggregate Index (44%), Russell 3000® Index (44.8%) and MSCI EAFE Index® (11.2%). As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain 2015 Fund expenses during these periods, the 2015 Fund's returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
2015 Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was -0.30% (quarter ended June 30, 2008) and the lowest return for a quarter was -13.47% (quarter ended December 31, 2008).

As of 12/31/08 Average Annual Total Returns	1 Year	Since Inception[1]
2015 Fund; Investor A Shares
Return Before Taxes[2]	–29.68%	–16.30%
Return After Taxes on Distributions[2]	–30.27%	–16.91%
Return After Taxes on Distributions and Sale of Shares[2]	–19.25%	–14.00%
2015 Fund; Institutional Shares
Return Before Taxes[2]	–25.51%	–13.23%
2015 Fund; Class R Shares
Return Before Taxes[2]	–26.03%	–13.83%
S&P 500 Index	–37.00%	–23.71%
Prepared Portfolio 2015 Composite Index (Barclays Capital U.S. Aggregate Index (44)%; Russell 3000® Index (44.8)%; and MSCI EAFE Index® (11.2)%)[3]	–21.41%	–12.05%

1  2015 Fund inception date is April 20, 2007.

2  Includes all applicable fees and sales charges.

3  Barclays Capital U.S. Aggregate Index was formerly Lehman Brothers U.S. Aggregate Index

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and after-tax returns for other classes of shares will vary.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual Fund operating expenses are paid out of the Fund's assets.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A Shares, Institutional Shares and Class R Shares of the 2015 Fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases[1] (as percentage of offering price)	5.25%[1]	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Institutional Shares	Class R Shares
Management Fee	None	None	None
Distribution and/or Service (12b-1) Fees	0.25%	None	0.50%
Other Expenses	4.99%	4.93%	3.98%
Acquired Fund Fees and Expenses[3,4]	0.67%	0.67%	0.67%
Total Annual Fund Operating Expenses[4]	5.91%	5.60%	5.15%
Fee Waivers and Expense Reimbursements[5]	(4.74%)	(4.93%)	(3.74%)
Net Annual Fund Operating Expenses[5]	1.17%	0.67%	1.41%

1  Reduced front-end sales charges may be available (see the section "Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options" for more information regarding the reduction of front-end sales charges).

2.  A contingent deferred sales charge ("CDSC") of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

3  The 2015 Fund's shareholders indirectly bear the expenses of the underlying funds in which the 2015 Fund invests. Underlying fund expenses are based on the allocation of the 2015 Fund's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

4  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the 2015 Fund's annual report, which does not include expenses incurred from investments in underlying funds except where such underlying funds are master funds.

5  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 1.50% (for Investor A Shares), 1.00% (for Institutional Shares) and 1.74% (for Class R Shares) of average daily net assets. In addition, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.50% (for Investor A Shares), 0.00% (for Institutional Shares) and 0.74% (for Class R Shares) of average daily net assets until March 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 0.46% (for Investor A Shares). See the "Management of the Funds — BlackRock" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the 2015 Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$638	$1,077	$1,541	$2,822
Institutional Shares	$68	$429	$813	$1,892
Class R Shares	$144	$656	$1,195	$2,670

1  Reflects imposition of sales charge.

BlackRock Prepared Portfolio 2020

What is the Fund's investment objective?

The BlackRock Prepared Portfolio 2020 (the "2020 Fund") seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

What is the Fund's main investment strategy?

In pursuit of its investment objective, the 2020 Fund, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2020.

The 2020 Fund's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2020. At the time the 2020 Fund reaches its target retirement date, the asset allocation of the 2020 Fund will become similar to that of the BlackRock Income Portfolio ("Income Portfolio"). The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.

The following table illustrates the 2020 Fund's current target allocation among asset classes:

Target Asset Allocation

Equity Funds	Fixed Income Funds
62%	38%

BlackRock may adjust the proportion of equity funds and fixed income funds based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. Generally, these adjustments will be limited to +/- 10% relative to the target allocations.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the 2020 Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The 2020 Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The 2020 Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

What are the main risks of investing in the 2020 Fund?

The 2020 Fund is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests.

■  Investments in Mutual Funds Risk — The 2020 Fund's investments are concentrated in underlying BlackRock Funds, so the 2020 Fund's investment performance is directly related to the performance of the underlying funds. The 2020 Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The 2020 Fund generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the 2020 Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the 2020 Fund's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the 2020 Fund may increase or decrease.

■  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by management of the underlying BlackRock Funds in which the Fund invests may underperform the market or other securities selected by other funds. This means you may lose money.

■  Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

■  Small and Mid-Capitalization Company Risk — Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the 2020 Fund will lose money. These risks include:

  ■  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  ■  Currency Risk — Securities and other instruments held by the underlying BlackRock Funds in which the 2020 Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the 2020 Fund's portfolio.

  ■  Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

  ■  Certain Risks of Holding Fund Assets Outside the United States — Underlying BlackRock Funds in which the the 2020 Fund invests generally hold their foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

  ■  Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■  Emerging Markets Risk — Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Foreign Securities Risk" above, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Allocation Risk — The 2020 Fund's ability to achieve its investment objective depends upon BlackRock's skill in determining the 2020 Fund's strategic asset class allocation and in selecting the best mix of underlying funds and direct investments. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the 2020 Fund. If an underlying fund were to change its investment objective or policies, the 2020 Fund might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk — In managing the 2020 Fund, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the 2020 Fund and is legally obligated to act in the 2020 Fund's best interests when selecting underlying funds.

■  Non-Diversification Risk — Because the 2020 Fund invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due.

■  Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

■  Derivatives Risk — The 2020 Fund's use of derivatives may reduce the 2020 Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the 2020 Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the 2020 Fund to sell or otherwise close a derivatives position could expose the 2020 Fund to losses and could make derivatives more difficult for the 2020 Fund to value accurately. The 2020 Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the 2020 Fund's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see the "Investment Risks" section.

Who should invest?

The 2020 Fund may be an appropriate investment for you if you:

■  Intend to retire in or about the year 2020;

■  Want a professionally managed portfolio without the administrative burdens of direct investments in equity and debt securities; and

■  Want a portfolio that automatically becomes more conservative as your target retirement date approaches.

Risk/Return Information

The chart and table below give you a picture of the 2020 Fund's performance for Investor A Shares (in the chart) and for Investor A Shares, Institutional Shares and Class R Shares (in the table). The information shows you how the 2020 Fund's performance has varied and provides some indication of the risks of investing in the 2020 Fund. The S&P 500 Index is the 2020 Fund's primary performance benchmark. The 2020 Fund also compares its performance to the Prepared Portfolio 2020 Composite Index (the "Index"), a customized weighted index. The Index is a hypothetical representation of the performance of the 2020 Fund's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the 2020 Fund's asset classes when calculating the Index: bonds — Barclays Capital U.S. Aggregate Index, U.S. stocks — Russell 3000® Index and non-U.S. stocks — MSCI EAFE Index®. As of December 31, 2008, the current allocations in the Index are: Barclays Capital U.S. Aggregate Index (38%), Russell 3000® Index (49.6%) and MSCI EAFE Index® (12.4%). As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain 2020 Fund expenses during these periods, the 2020 Fund's returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
2020 Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was -0.10% (quarter ended June 30, 2008) and the lowest return for a quarter was -14.57% (quarter ended December 31, 2008).

As of 12/31/08 Average Annual Total Returns	1 Year	Since Inception[1]
2020 Fund; Investor A Shares
Return Before Taxes[2]	–32.07%	–17.68%
Return After Taxes on Distributions[2]	–32.59%	–18.20%
Return After Taxes on Distributions and Sale of Shares[2]	–20.79%	–15.10%
2020 Fund; Institutional Shares
Return Before Taxes[2]	–28.09%	–14.77%
2020 Fund; Class R Shares
Return Before Taxes[2]	–28.52%	–15.30%
S&P 500 Index	–37.00%	–23.71%
Prepared Portfolio 2020 Composite Index (Barclays Capital U.S. Aggregate Index (38)%; Russell 3000® Index (49.6)%; and MSCI EAFE Index® (12.4)%)[3]	–23.93%	–13.88%

1  2020 Fund inception date is April 20, 2007.

2  Includes all applicable fees and sales charges.

3  Barclays Capital U.S. Aggregate Index was formerly Lehman Brothers U.S. Aggregate Index

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and after-tax returns for other classes of shares will vary.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual Fund operating expenses are paid out of the Fund's assets.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A Shares, Institutional Shares and Class R Shares of the 2020 Fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases[1] (as percentage of offering price)	5.25%[1]	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Institutional Shares	Class R Shares
Management Fee	None	None	None
Distribution and/or Service (12b-1) Fees	0.25%	None	0.50%
Other Expenses	3.33%	3.42%	3.65%
Acquired Fund Fees and Expenses[3,4]	0.69%	0.69%	0.69%
Total Annual Fund Operating Expenses[4]	4.27%	4.11%	4.84%
Fee Waivers and Expense Reimbursements[5]	(3.08%)	(3.42%)	(3.41%)
Net Annual Fund Operating Expenses[5]	1.19%	0.69%	1.43%

1  Reduced front-end sales charges may be available (see the section "Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options" for more information regarding the reduction of front-end sales charges).

2.  A contingent deferred sales charge ("CDSC") of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

3  The 2020 Fund's shareholders indirectly bear the expenses of the underlying funds in which the 2020 Fund invests. Underlying fund expenses are based on the allocation of the 2020 Fund's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

4  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the 2020 Fund's annual report, which does not include expenses incurred from investments in underlying funds except where such underlying funds are master funds.

5  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 1.50% (for Investor A Shares), 1.00% (for Institutional Shares) and 1.74% (for Class R Shares) of average daily net assets. In addition, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.50% (for Investor A Shares), 0.00% (for Institutional Shares) and 0.74% (for Class R Shares) of average daily net assets until March 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 0.43% (for Investor A Shares). See the "Management of the Funds — BlackRock" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the 2020 Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$640	$1,083	$1,551	$2,842
Institutional Shares	$70	$435	$824	$1,914
Class R Shares	$146	$662	$1,205	$2,690

1  Reflects imposition of sales charge.

BlackRock Prepared Portfolio 2025

What is the Fund's investment objective?

The BlackRock Prepared Portfolio 2025 (the "2025 Fund") seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

What is the Fund's main investment strategy?

In pursuit of its investment objective, the 2025 Fund, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2025.

The 2025 Fund's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2025. At the time the 2025 Fund reaches its target retirement date, the asset allocation of the 2025 Fund will become similar to that of the BlackRock Income Portfolio ("Income Portfolio"). The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.

The following table illustrates the 2025 Fund's current target allocation among asset classes:

Target Asset Allocation

Equity Funds	Fixed Income Funds
71%	29%

BlackRock may adjust the proportion of equity funds and fixed income funds based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. Generally, these adjustments will be limited to +/- 10% relative to the target allocations.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the 2025 Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The 2025 Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The 2025 Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

What are the main risks of investing in the 2025 Fund?

The 2025 Fund is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests.

■  Investments in Mutual Funds Risk — The 2025 Fund's investments are concentrated in underlying BlackRock Funds, so the 2025 Fund's investment performance is directly related to the performance of the underlying funds. The 2025 Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The 2025 Fund generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the 2025 Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the 2025 Fund's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the 2025 Fund may increase or decrease.

■  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by management of the underlying BlackRock Funds in which the Fund invests may underperform the market or other securities selected by other funds. This means you may lose money.

■  Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

■  Small and Mid-Capitalization Company Risk — Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the 2025 Fund will lose money. These risks include:

  ■  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  ■  Currency Risk — Securities and other instruments held by the underlying BlackRock Funds in which the 2025 Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the 2025 Fund's portfolio.

  ■  Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

  ■  Certain Risks of Holding Fund Assets Outside the United States — Underlying BlackRock Funds in which the the 2025 Fund invests generally hold their foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

  ■  Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■  Emerging Markets Risk — Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Foreign Securities Risk" above, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Allocation Risk — The 2025 Fund's ability to achieve its investment objective depends upon BlackRock's skill in determining the 2025 Fund's strategic asset class allocation and in selecting the best mix of underlying funds and direct investments. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the 2025 Fund. If an underlying fund were to change its investment objective or policies, the 2025 Fund might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk — In managing the 2025 Fund, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the 2025 Fund and is legally obligated to act in the 2025 Fund's best interests when selecting underlying funds.

■  Non-Diversification Risk — Because the 2025 Fund invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due.

■  Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

■  Derivatives Risk — The 2025 Fund's use of derivatives may reduce the 2025 Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the 2025 Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the 2025 Fund to sell or otherwise close a derivatives position could expose the 2025 Fund to losses and could make derivatives more difficult for the 2025 Fund to value accurately. The 2025 Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the 2025 Fund's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see the "Investment Risks" section.

Who should invest?

The 2025 Fund may be an appropriate investment for you if you:

■  Intend to retire in or about the year 2025;

■  Want a professionally managed portfolio without the administrative burdens of direct investments in equity and debt securities; and

■  Want a portfolio that automatically becomes more conservative as your target retirement date approaches.

Risk/Return Information

The chart and table below give you a picture of the 2025 Fund's performance for Investor A Shares (in the chart) and for Investor A Shares, Institutional Shares and Class R Shares (in the table). The information shows you how the 2025 Fund's performance has varied and provides some indication of the risks of investing in the 2025 Fund. The S&P 500 Index is the 2025 Fund's primary performance benchmark. The 2025 Fund also compares its performance to the Prepared Portfolio 2025 Composite Index (the "Index"), a customized weighted index. The Index is a hypothetical representation of the performance of the 2025 Fund's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the 2025 Fund's asset classes when calculating the Index: bonds — Barclays Capital U.S. Aggregate Index, U.S. stocks — Russell 3000® Index and non-U.S. stocks — MSCI EAFE Index®. As of December 31, 2008, the current allocations in the Index are: Barclays Capital U.S. Aggregate Index (29%), Russell 3000® Index (56.8%) and MSCI EAFE Index® (14.2%). As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain 2025 Fund expenses during these periods, the 2025 Fund's returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
2025 Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.00% (quarter ended June 30, 2008) and the lowest return for a quarter was -16.37% (quarter ended December 31, 2008).

As of 12/31/08 Average Annual Total Returns	1 Year	Since Inception[1]
2025 Fund; Investor A Shares
Return Before Taxes[2]	–34.58%	–19.16%
Return After Taxes on Distributions[2]	–34.90%	–19.59%
Return After Taxes on Distributions and Sale of Shares[2]	–22.42%	–16.26%
2025 Fund; Institutional Shares
Return Before Taxes[2]	–30.69%	–16.29%
2025 Fund; Class R Shares
Return Before Taxes[2]	–31.03%	–16.80%
S&P 500 Index	–37.00%	–23.71%
Prepared Portfolio 2025 Composite Index (Barclays Capital U.S. Aggregate Index (29)%; Russell 3000® Index (56.8)%; and MSCI EAFE Index® (14.2)%)[3]	–27.60%	–16.58%

1  2025 Fund inception date is April 20, 2007.

2  Includes all applicable fees and sales charges.

3  Barclays Capital U.S. Aggregate Index was formerly Lehman Brothers U.S. Aggregate Index

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and after-tax returns for other classes of shares will vary.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual Fund operating expenses are paid out of the Fund's assets.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A Shares, Institutional Shares and Class R Shares of the 2025 Fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases[1] (as percentage of offering price)	5.25%[1]	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Institutional Shares	Class R Shares
Management Fee	None	None	None
Distribution and/or Service (12b-1) Fees	0.25%	None	0.50%
Other Expenses	5.75%	6.00%	5.34%
Acquired Fund Fees and Expenses[3,4]	0.72%	0.72%	0.72%
Total Annual Fund Operating Expenses[4]	6.72%	6.72%	6.56%
Fee Waivers and Expense Reimbursements[5]	(5.50%)	(6.00%)	(5.10%)
Net Annual Fund Operating Expenses[5]	1.22%	0.72%	1.46%

1  Reduced front-end sales charges may be available (see the section "Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options" for more information regarding the reduction of front-end sales charges).

2.  A contingent deferred sales charge ("CDSC") of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

3  The 2025 Fund's shareholders indirectly bear the expenses of the underlying funds in which the 2025 Fund invests. Underlying fund expenses are based on the allocation of the 2025 Fund's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

4  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the 2025 Fund's annual report, which does not include expenses incurred from investments in underlying funds except where such underlying funds are master funds.

5  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 1.50% (for Investor A Shares), 1.00% (for Institutional Shares) and 1.74% (for Class R Shares) of average daily net assets. In addition, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.50% (for Investor A Shares), 0.00% (for Institutional Shares) and 0.74% (for Class R Shares) of average daily net assets until March 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 0.49% (for Investor A Shares). See the "Management of the Funds — BlackRock" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the 2025 Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$643	$1,092	$1,566	$2,871
Institutional Shares	$74	$444	$839	$1,947
Class R Shares	$149	$671	$1,220	$2,720

1  Reflects imposition of sales charge.

BlackRock Prepared Portfolio 2030

What is the Fund's investment objective?

The BlackRock Prepared Portfolio 2030 (the "2030 Fund") seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

What is the Fund's main investment strategy?

In pursuit of its investment objective, the 2030 Fund, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2030.

The 2030 Fund's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2030. At the time the 2030 Fund reaches its target retirement date, the asset allocation of the 2030 Fund will become similar to that of the BlackRock Income Portfolio ("Income Portfolio"). The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.

The following table illustrates the 2030 Fund's current target allocation among asset classes:

Target Asset Allocation

Equity Funds	Fixed Income Funds
84%	16%

BlackRock may adjust the proportion of equity funds and fixed income funds based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. Generally, these adjustments will be limited to +/- 10% relative to the target allocations.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the 2030 Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The 2030 Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The 2030 Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

What are the main risks of investing in the 2030 Fund?

The 2030 Fund is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests.

■  Investments in Mutual Funds Risk — The 2030 Fund's investments are concentrated in underlying BlackRock Funds, so the 2030 Fund's investment performance is directly related to the performance of the underlying funds. The 2030 Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The 2030 Fund generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the 2030 Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the 2030 Fund's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the 2030 Fund may increase or decrease.

■  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by management of the underlying BlackRock Funds in which the Fund invests may underperform the market or other securities selected by other funds. This means you may lose money.

■  Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

■  Small and Mid-Capitalization Company Risk — Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the 2030 Fund will lose money. These risks include:

  ■  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  ■  Currency Risk — Securities and other instruments held by the underlying BlackRock Funds in which the 2030 Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the 2030 Fund's portfolio.

  ■  Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

  ■  Certain Risks of Holding Fund Assets Outside the United States — Underlying BlackRock Funds in which the 2030 Fund invests generally hold their foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

  ■  Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■  Emerging Markets Risk — Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Foreign Securities Risk" above, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Allocation Risk — The 2030 Fund's ability to achieve its investment objective depends upon BlackRock's skill in determining the 2030 Fund's strategic asset class allocation and in selecting the best mix of underlying funds and direct investments. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the 2030 Fund. If an underlying fund were to change its investment objective or policies, the 2030 Fund might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk — In managing the 2030 Fund, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the 2030 Fund and is legally obligated to act in the 2030 Fund's best interests when selecting underlying funds.

■  Non-Diversification Risk — Because the 2030 Fund invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due.

■  Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

■  Derivatives Risk — The 2030 Fund's use of derivatives may reduce the 2030 Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the 2030 Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the 2030 Fund to sell or otherwise close a derivatives position could expose the 2030 Fund to losses and could make derivatives more difficult for the 2030 Fund to value accurately. The 2030 Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the 2030 Fund's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see the "Investment Risks" section.

Who should invest?

The 2030 Fund may be an appropriate investment for you if you:

■  Intend to retire in or about the year 2030;

■  Want a professionally managed portfolio without the administrative burdens of direct investments in equity and debt securities; and

■  Want a portfolio that automatically becomes more conservative as your target retirement date approaches.

Risk/Return Information

The chart and table below give you a picture of the 2030 Fund's performance for Investor A Shares (in the chart) and for Investor A Shares, Institutional Shares and Class R Shares (in the table). The information shows you how the 2030 Fund's performance has varied and provides some indication of the risks of investing in the 2030 Fund. The S&P 500 Index is the 2030 Fund's primary performance benchmark. The 2030 Fund also compares its performance to the Prepared Portfolio 2030 Composite Index (the "Index"), a customized weighted index. The Index is a hypothetical representation of the performance of the 2030 Fund's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the 2030 Fund's asset classes when calculating the Index: bonds — Barclays Capital U.S. Aggregate Index, U.S. stocks — Russell 3000® Index and non-U.S. stocks — MSCI EAFE Index®. As of December 31, 2008, the current allocations in the Index are: Barclays Capital U.S. Aggregate Index (16%), Russell 3000® Index (67.2%) and MSCI EAFE Index® (16.8%). As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain 2030 Fund expenses during these periods, the 2030 Fund's returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
2030 Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.21% (quarter ended June 30, 2008) and the lowest return for a quarter was -18.22% (quarter ended December 31, 2008).

As of 12/31/08 Average Annual Total Returns	1 Year	Since Inception[1]
2030 Fund; Investor A Shares
Return Before Taxes[2]	–37.60%	–21.31%
Return After Taxes on Distributions[2]	–37.73%	–21.58%
Return After Taxes on Distributions and Sale of Shares[2]	–24.36%	–17.94%
2030 Fund; Institutional Shares
Return Before Taxes[2]	–33.90%	–18.49%
2030 Fund; Class R Shares
Return Before Taxes[2]	–34.32%	–19.04%
S&P 500 Index	–37.00%	–23.71%
Prepared Portfolio 2030 Composite Index (Barclays Capital U.S. Aggregate Index (16)%; Russell 3000® Index (67.2)%; and MSCI EAFE Index® (16.8)%)[3]	–32.65%	–20.38%

1  2030 Fund inception date is April 20, 2007.

2  Includes all applicable fees and sales charges.

3  Barclays Capital U.S. Aggregate Index was formerly Lehman Brothers U.S. Aggregate Index

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and after-tax returns for other classes of shares will vary.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual Fund operating expenses are paid out of the Fund's assets.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A Shares, Institutional Shares and Class R Shares of the 2030 Fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases[1] (as percentage of offering price)	5.25%[1]	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Institutional Shares	Class R Shares
Management Fee	None	None	None
Distribution and/or Service (12b-1) Fees	0.25%	None	0.50%
Other Expenses	4.56%	4.87%	4.60%
Acquired Fund Fees and Expenses[3,4]	0.76%	0.76%	0.76%
Total Annual Fund Operating Expenses[4]	5.57%	5.63%	5.86%
Fee Waivers and Expense Reimbursements[5]	(4.31%)	(4.87%)	(4.36%)
Net Annual Fund Operating Expenses[5]	1.26%	0.76%	1.50%

1  Reduced front-end sales charges may be available (see the section "Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options" for more information regarding the reduction of front-end sales charges).

2  A contingent deferred sales charge ("CDSC") of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

3  The 2030 Fund's shareholders indirectly bear the expenses of the underlying funds in which the 2030 Fund invests. Underlying fund expenses are based on the allocation of the 2030 Fund's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

4  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the 2030 Fund's annual report, which does not include expenses incurred from investments in underlying funds except where such underlying funds are master funds.

5  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 1.50% (for Investor A Shares), 1.00% (for Institutional Shares) and 1.74% (for Class R Shares) of average daily net assets. In addition, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.50% (for Investor A Shares), 0.00% (for Institutional Shares) and 0.74% (for Class R Shares) of average daily net assets until March 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management of the Funds — BlackRock" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the 2030 Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$647	$1,103	$1,585	$2,910
Institutional Shares	$78	$457	$860	$1,990
Class R Shares	$153	$683	$1,241	$2,761

1  Reflects imposition of sales charge.

BlackRock Prepared Portfolio 2035

What is the Fund's investment objective?

The BlackRock Prepared Portfolio 2035 (the "2035 Fund") seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

What is the Fund's main investment strategy?

In pursuit of its investment objective, the 2035 Fund, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2035.

The 2035 Fund's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2035. At the time the 2035 Fund reaches its target retirement date, the asset allocation of the 2035 Fund will become similar to that of the BlackRock Income Portfolio ("Income Portfolio"). The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.

The following table illustrates the 2035 Fund's current target allocation among asset classes:

Target Asset Allocation

Equity Funds	Fixed Income Funds
90%	10%

BlackRock may adjust the proportion of equity funds and fixed income funds based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. Generally, these adjustments will be limited to +/- 10% relative to the target allocations.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the 2035 Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The 2035 Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The 2035 Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

What are the main risks of investing in the 2035 Fund?

The 2035 Fund is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests.

■  Investments in Mutual Funds Risk — The 2035 Fund's investments are concentrated in underlying BlackRock Funds, so the 2035 Fund's investment performance is directly related to the performance of the underlying funds. The 2035 Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The 2035 Fund generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the 2035 Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the 2035 Fund's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the 2035 Fund may increase or decrease.

■  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by management of the underlying BlackRock Funds in which the Fund invests may underperform the market or other securities selected by other funds. This means you may lose money.

■  Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

■  Small and Mid-Capitalization Company Risk — Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the 2035 Fund will lose money. These risks include:

  ■  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  ■  Currency Risk — Securities and other instruments held by the underlying BlackRock Funds in which the 2035 Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the 2035 Fund's portfolio.

  ■  Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

  ■  Certain Risks of Holding Fund Assets Outside the United States — Underlying BlackRock Funds in which the 2035 Fund invests generally hold their foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

  ■  Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■  Emerging Markets Risk — Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Foreign Securities Risk" above, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Allocation Risk — The 2035 Fund's ability to achieve its investment objective depends upon BlackRock's skill in determining the 2035 Fund's strategic asset class allocation and in selecting the best mix of underlying funds and direct investments. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the 2035 Fund. If an underlying fund were to change its investment objective or policies, the 2035 Fund might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk — In managing the 2035 Fund, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the 2035 Fund and is legally obligated to act in the 2035 Fund's best interests when selecting underlying funds.

■  Non-Diversification Risk — Because the 2035 Fund invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due.

■  Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

■  Derivatives Risk — The 2035 Fund's use of derivatives may reduce the 2035 Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the 2035 Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the 2035 Fund to sell or otherwise close a derivatives position could expose the 2035 Fund to losses and could make derivatives more difficult for the 2035 Fund to value accurately. The 2035 Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the 2035 Fund's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see the "Investment Risks" section.

Who should invest?

The 2035 Fund may be an appropriate investment for you if you:

■  Intend to retire in or about the year 2035;

■  Want a professionally managed portfolio without the administrative burdens of direct investments in equity and debt securities; and

■  Want a portfolio that automatically becomes more conservative as your target retirement date approaches.

Risk/Return Information

The chart and table below give you a picture of the 2035 Fund's performance for Investor A Shares (in the chart) and for Investor A Shares, Institutional Shares and Class R Shares (in the table). The information shows you how the 2035 Fund's performance has varied and provides some indication of the risks of investing in the 2035 Fund. The S&P 500 Index is the 2035 Fund's primary performance benchmark. The 2035 Fund also compares its performance to the Prepared Portfolio 2035 Composite Index (the "Index"), a customized weighted index. The Index is a hypothetical representation of the performance of the 2035 Fund's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the 2035 Fund's asset classes when calculating the Index: bonds — Barclays Capital U.S. Aggregate Index, U.S. stocks — Russell 3000® Index and non-U.S. stocks — MSCI EAFE Index®. As of December 31, 2008, the current allocations in the Index are: Barclays Capital U.S. Aggregate Index (10%), Russell 3000® Index (72%) and MSCI EAFE Index® (18%). As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain 2035 Fund expenses during these periods, the 2035 Fund's returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
2035 Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.42% (quarter ended June 30, 2008) and the lowest return for a quarter was -19.30% (quarter ended December 31, 2008).

As of 12/31/08 Average Annual Total Returns	1 Year	Since Inception[1]
2035 Fund; Investor A Shares
Return Before Taxes[2]	–39.15%	–22.81%
Return After Taxes on Distributions[2]	–39.18%	–23.00%
Return After Taxes on Distributions and Sale of Shares[2]	–25.40%	–19.14%
2035 Fund; Institutional Shares
Return Before Taxes[2]	–35.59%	–20.09%
2035 Fund; Class R Shares
Return Before Taxes[2]	–35.94%	–20.59%
S&P 500 Index	–37.00%	–23.71%
Prepared Portfolio 2035 Composite Index (Barclays Capital U.S. Aggregate Index (10)%; Russell 3000® Index (72)%; and MSCI EAFE Index® (18)%)[3]	–34.89%	–22.10%

1  2035 Fund inception date is April 20, 2007.

2  Includes all applicable fees and sales charges.

3  Barclays Capital U.S. Aggregate Index was formerly Lehman Brothers U.S. Aggregate Index

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and after-tax returns for other classes of shares will vary.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual Fund operating expenses are paid out of the Fund's assets.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A Shares, Institutional Shares and Class R Shares of the 2035 Fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases[1] (as percentage of offering price)	5.25%[1]	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Institutional Shares	Class R Shares
Management Fee	None	None	None
Distribution and/or Service (12b-1) Fees	0.25%	None	0.50%
Other Expenses	8.48%	9.18%	8.92%
Acquired Fund Fees and Expenses[3,4]	0.79%	0.79%	0.79%
Total Annual Fund Operating Expenses[4]	9.52%	9.97%	10.21%
Fee Waivers and Expense Reimbursements[5]	(8.23%)	(9.18%)	(8.68%)
Net Annual Fund Operating Expenses[5]	1.29%	0.79%	1.53%

1  Reduced front-end sales charges may be available (see the section "Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options" for more information regarding the reduction of front-end sales charges).

2  A contingent deferred sales charge ("CDSC") of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

3  The 2035 Fund's shareholders indirectly bear the expenses of the underlying funds in which the 2035 Fund invests. Underlying fund expenses are based on the allocation of the 2035 Fund's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

4  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the 2035 Fund's annual report, which does not include expenses incurred from investments in underlying funds except where such underlying funds are master funds.

5  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 1.50% (for Investor A Shares), 1.00% (for Institutional Shares) and 1.74% (for Class R Shares) of average daily net assets. In addition, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.50% (for Investor A Shares), 0.00% (for Institutional Shares) and 0.74% (for Class R Shares) of average daily net assets until March 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management of the Funds — BlackRock" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the 2035 Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$649	$1,112	$1,600	$2,939
Institutional Shares	$81	$466	$876	$2,023
Class R Shares	$156	$692	$1,256	$2,791

1  Reflects imposition of sales charge.

BlackRock Prepared Portfolio 2040

What is the Fund's investment objective?

The BlackRock Prepared Portfolio 2040 (the "2040 Fund") seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

What is the Fund's main investment strategy?

In pursuit of its investment objective, the 2040 Fund, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2040.

The 2040 Fund's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2040. At the time the 2040 Fund reaches its target retirement date, the asset allocation of the 2040 Fund will become similar to that of the BlackRock Income Portfolio ("Income Portfolio"). The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.

The following table illustrates the 2040 Fund's current target allocation among asset classes:

Target Asset Allocation

Equity Funds	Fixed Income Funds
90%	10%

BlackRock may adjust the proportion of equity funds and fixed income funds based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. Generally, these adjustments will be limited to +/- 10% relative to the target allocations.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the 2040 Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The 2040 Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The 2040 Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

What are the main risks of investing in the 2040 Fund?

The 2040 Fund is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests.

■  Investments in Mutual Funds Risk — The 2040 Fund's investments are concentrated in underlying BlackRock Funds, so the 2040 Fund's investment performance is directly related to the performance of the underlying funds. The 2040 Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The 2040 Fund generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the 2040 Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the 2040 Fund's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the 2040 Fund may increase or decrease.

■  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by management of the underlying BlackRock Funds in which the Fund invests may underperform the market or other securities selected by other funds. This means you may lose money.

■  Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

■  Small and Mid-Capitalization Company Risk — Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the 2040 Fund will lose money. These risks include:

  ■  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  ■  Currency Risk — Securities and other instruments held by the underlying BlackRock Funds in which the 2040 Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the 2040 Fund's portfolio.

  ■  Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

  ■  Certain Risks of Holding Fund Assets Outside the United States — Underlying BlackRock Funds in which the 2040 Fund invests generally hold their foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

  ■  Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■  Emerging Markets Risk — Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Foreign Securities Risk" above, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Allocation Risk — The 2040 Fund's ability to achieve its investment objective depends upon BlackRock's skill in determining the 2040 Fund's strategic asset class allocation and in selecting the best mix of underlying funds and direct investments. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the 2040 Fund. If an underlying fund were to change its investment objective or policies, the 2040 Fund might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk — In managing the 2040 Fund, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the 2040 Fund and is legally obligated to act in the 2040 Fund's best interests when selecting underlying funds.

■  Non-Diversification Risk — Because the 2040 Fund invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due.

■  Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

■  Derivatives Risk — The 2040 Fund's use of derivatives may reduce the 2040 Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the 2040 Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the 2040 Fund to sell or otherwise close a derivatives position could expose the 2040 Fund to losses and could make derivatives more difficult for the 2040 Fund to value accurately. The 2040 Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the 2040 Fund's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see the "Investment Risks" section.

Who should invest?

The 2040 Fund may be an appropriate investment for you if you:

■  Intend to retire in or about the year 2040;

■  Want a professionally managed portfolio without the administrative burdens of direct investments in equity and debt securities; and

■  Want a portfolio that automatically becomes more conservative as your target retirement date approaches.

Risk/Return Information

The chart and table below give you a picture of the 2040 Fund's performance for Investor A Shares (in the chart) and for Investor A Shares, Institutional Shares and Class R Shares (in the table). The information shows you how the 2040 Fund's performance has varied and provides some indication of the risks of investing in the 2040 Fund. The S&P 500 Index is the 2040 Fund's primary performance benchmark. The 2040 Fund also compares its performance to the Prepared Portfolio 2040 Composite Index (the "Index"), a customized weighted index. The Index is a hypothetical representation of the performance of the 2040 Fund's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the 2040 Fund's asset classes when calculating the Index: bonds — Barclays Capital U.S. Aggregate Index, U.S. stocks — Russell 3000® Index and non-U.S. stocks — MSCI EAFE Index®. As of December 31, 2008, the current allocations in the Index are: Barclays Capital U.S. Aggregate Index (10%), Russell 3000® Index (72%) and MSCI EAFE Index® (18%). As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain 2040 Fund expenses during these periods, the 2040 Fund's returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
2040 Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.21% (quarter ended June 30, 2008) and the lowest return for a quarter was -19.26% (quarter ended December 31, 2008).

As of 12/31/08 Average Annual Total Returns	1 Year	Since Inception[1]
2040 Fund; Investor A Shares
Return Before Taxes[2]	–39.37%	–22.36%
Return After Taxes on Distributions[2]	–39.42%	–22.57%
Return After Taxes on Distributions and Sale of Shares[2]	–25.53%	–18.77%
2040 Fund; Institutional Shares
Return Before Taxes[2]	–35.61%	–19.52%
2040 Fund; Class R Shares
Return Before Taxes[2]	–36.14%	–20.14%
S&P 500 Index	–37.00%	–23.71%
Prepared Portfolio 2040 Composite Index (Barclays Capital U.S. Aggregate Index (10)%; Russell 3000® Index (72)%; and MSCI EAFE Index® (18)%)[3]	–34.89%	–22.10%

1  2040 Fund inception date is April 20, 2007.

2  Includes all applicable fees and sales charges.

3  Barclays Capital U.S. Aggregate Index was formerly Lehman Brothers U.S. Aggregate Index

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and after-tax returns for other classes of shares will vary.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual Fund operating expenses are paid out of the Fund's assets.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A Shares, Institutional Shares and Class R Shares of the 2040 Fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases[1] (as percentage of offering price)	5.25%[1]	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Institutional Shares	Class R Shares
Management Fee	None	None	None
Distribution and/or Service (12b-1) Fees	0.25%	None	0.50%
Other Expenses	9.21%	9.44%	8.96%
Acquired Fund Fees and Expenses[3,4]	0.79%	0.79%	0.79%
Total Annual Fund Operating Expenses[4]	10.25%	10.23%	10.25%
Fee Waivers and Expense Reimbursements[5]	(8.96%)	(9.44%)	(8.72%)
Net Annual Fund Operating Expenses[5]	1.29%	0.79%	1.53%

1  Reduced front-end sales charges may be available (see the section "Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options" for more information regarding the reduction of front-end sales charges).

2  A contingent deferred sales charge ("CDSC") of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

3  The 2040 Fund's shareholders indirectly bear the expenses of the underlying funds in which the 2040 Fund invests. Underlying fund expenses are based on the allocation of the 2040 Fund's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

4  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the 2040 Fund's annual report, which does not include expenses incurred from investments in underlying funds except where such underlying funds are master funds.

5  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 1.50% (for Investor A Shares), 1.00% (for Institutional Shares) and 1.74% (for Class R Shares) of average daily net assets. In addition, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.50% (for Investor A Shares), 0.00% (for Institutional Shares) and 0.74% (for Class R Shares) of average daily net assets until March 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management of the Funds — BlackRock" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the 2040 Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$649	$1,112	$1,600	$2,939
Institutional Shares	$81	$466	$876	$2,023
Class R Shares	$156	$692	$1,256	$2,791

1  Reflects imposition of sales charge.

BlackRock Prepared Portfolio 2045

What is the Fund's investment objective?

The BlackRock Prepared Portfolio 2045 (the "2045 Fund") seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

What is the Fund's main investment strategy?

In pursuit of its investment objective, the 2045 Fund, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2045.

The 2045 Fund's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2045. At the time the 2045 Fund reaches its target retirement date, the asset allocation of the 2045 Fund will become similar to that of the BlackRock Income Portfolio ("Income Portfolio"). The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.

The following table illustrates the 2045 Fund's current target allocation among asset classes:

Target Asset Allocation

Equity Funds	Fixed Income Funds
90%	10%

BlackRock may adjust the proportion of equity funds and fixed income funds based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. Generally, these adjustments will be limited to +/- 10% relative to the target allocations.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the 2045 Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The 2045 Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The 2045 Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

What are the main risks of investing in the 2045 Fund?

The 2045 Fund is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests.

■  Investments in Mutual Funds Risk — The 2045 Fund's investments are concentrated in underlying BlackRock Funds, so the 2045 Fund's investment performance is directly related to the performance of the underlying funds. The 2045 Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The 2045 Fund generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the 2045 Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the 2045 Fund's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the 2045 Fund may increase or decrease.

■  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by management of the underlying BlackRock Funds in which the Fund invests may underperform the market or other securities selected by other funds. This means you may lose money.

■  Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

■  Small and Mid-Capitalization Company Risk — Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the 2045 Fund will lose money. These risks include:

  ■  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  ■  Currency Risk — Securities and other instruments held by the underlying BlackRock Funds in which the 2045 Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the 2045 Fund's portfolio.

  ■  Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

  ■  Certain Risks of Holding Fund Assets Outside the United States — Underlying BlackRock Funds in which the 2045 Fund invests generally hold their foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

  ■  Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■  Emerging Markets Risk — Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Foreign Securities Risk" above, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Allocation Risk — The 2045 Fund's ability to achieve its investment objective depends upon BlackRock's skill in determining the 2045 Fund's strategic asset class allocation and in selecting the best mix of underlying funds and direct investments. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the 2045 Fund. If an underlying fund were to change its investment objective or policies, the 2045 Fund might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk — In managing the 2045 Fund, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the 2045 Fund and is legally obligated to act in the 2045 Fund's best interests when selecting underlying funds.

■  Non-Diversification Risk — Because the 2045 Fund invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due.

■  Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

■  Derivatives Risk — The 2045 Fund's use of derivatives may reduce the 2045 Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the 2045 Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the 2045 Fund to sell or otherwise close a derivatives position could expose the 2045 Fund to losses and could make derivatives more difficult for the 2045 Fund to value accurately. The 2045 Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the 2045 Fund's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see the "Investment Risks" section.

Who should invest?

The 2045 Fund may be an appropriate investment for you if you:

■  Intend to retire in or about the year 2045;

■  Want a professionally managed portfolio without the administrative burdens of direct investments in equity and debt securities; and

■  Want a portfolio that automatically becomes more conservative as your target retirement date approaches.

Risk/Return Information

The chart and table below give you a picture of the 2045 Fund's performance for Investor A Shares (in the chart) and for Investor A Shares, Institutional Shares and Class R Shares (in the table). The information shows you how the 2045 Fund's performance has varied and provides some indication of the risks of investing in the 2045 Fund. The S&P 500 Index is the 2045 Fund's primary performance benchmark. The 2045 Fund also compares its performance to the Prepared Portfolio 2045 Composite Index (the "Index"), a customized weighted index. The Index is a hypothetical representation of the performance of the 2045 Fund's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the 2045 Fund's asset classes when calculating the Index: bonds — Barclays Capital U.S. Aggregate Index, U.S. stocks — Russell 3000® Index and non-U.S. stocks — MSCI EAFE Index®. As of December 31, 2008, the current allocations in the Index are: Barclays Capital U.S. Aggregate Index (10%), Russell 3000® Index (72%) and MSCI EAFE Index® (18%). As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain 2045 Fund expenses during these periods, the 2045 Fund's returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
2045 Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.73% (quarter ended June 30, 2008) and the lowest return for a quarter was -19.10% (quarter ended December 31, 2008).

As of 12/31/08 Average Annual Total Returns	1 Year	Since Inception[1]
2045 Fund; Investor A Shares
Return Before Taxes[2]	–38.74%	–22.09%
Return After Taxes on Distributions[2]	–38.76%	–22.26%
Return After Taxes on Distributions and Sale of Shares[2]	–25.16%	–18.54%
2045 Fund; Institutional Shares
Return Before Taxes[2]	–34.97%	–19.15%
2045 Fund; Class R Shares
Return Before Taxes[2]	–35.55%	–19.80%
S&P 500 Index	–37.00%	–23.71%
Prepared Portfolio 2045 Composite Index (Barclays Capital U.S. Aggregate Index (10)%; Russell 3000® Index (72)%; and MSCI EAFE Index® (18)%)[3]	–34.89%	–22.10%

1  2045 Fund inception date is April 20, 2007.

2  Includes all applicable fees and sales charges.

3  Barclays Capital U.S. Aggregate Index was formerly Lehman Brothers U.S. Aggregate Index

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and after-tax returns for other classes of shares will vary.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual Fund operating expenses are paid out of the Fund's assets.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A Shares, Institutional Shares and Class R Shares of the 2045 Fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases[1] (as percentage of offering price)	5.25%[1]	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Institutional Shares	Class R Shares
Management Fee	None	None	None
Distribution and/or Service (12b-1) Fees	0.25%	None	0.50%
Other Expenses	22.65%	32.16%	29.48%
Acquired Fund Fees and Expenses[3,4]	0.79%	0.79%	0.79%
Total Annual Fund Operating Expenses[4]	23.69%	32.95%	30.77%
Fee Waivers and Expense Reimbursements[5]	(22.40%)	(32.16%)	(29.24%)
Net Annual Fund Operating Expenses[5]	1.29%	0.79%	1.53%

1  Reduced front-end sales charges may be available (see the section "Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options" for more information regarding the reduction of front-end sales charges).

2  A contingent deferred sales charge ("CDSC") of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

3  The 2045 Fund's shareholders indirectly bear the expenses of the underlying funds in which the 2045 Fund invests. Underlying fund expenses are based on the allocation of the 2045 Fund's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

4  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the 2045 Fund's annual report, which does not include expenses incurred from investments in underlying funds except where such underlying funds are master funds.

5  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 1.50% (for Investor A Shares), 1.00% (for Institutional Shares) and 1.74% (for Class R Shares) of average daily net assets. In addition, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.50% (for Investor A Shares), 0.00% (for Institutional Shares) and 0.74% (for Class R Shares) of average daily net assets until March 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management of the Funds — BlackRock" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the 2045 Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$649	$1,112	$1,600	$2,939
Institutional Shares	$81	$466	$876	$2,023
Class R Shares	$156	$692	$1,256	$2,791

1  Reflects imposition of sales charge.

BlackRock Prepared Portfolio 2050

What is the Fund's investment objective?

The BlackRock Prepared Portfolio 2050 (the "2050 Fund") seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation.

What is the Fund's main investment strategy?

In pursuit of its investment objective, the 2050 Fund, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2050.

The 2050 Fund's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2050. At the time the 2050 Fund reaches its target retirement date, the asset allocation of the 2050 Fund will become similar to that of the BlackRock Income Portfolio ("Income Portfolio"). The Income Portfolio's investment goal is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.

The following table illustrates the 2050 Fund's current target allocation among asset classes:

Target Asset Allocation

Equity Funds	Fixed Income Funds
90%	10%

BlackRock may adjust the proportion of equity funds and fixed income funds based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. Generally, these adjustments will be limited to +/- 10% relative to the target allocations.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the 2050 Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The 2050 Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The 2050 Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

What are the main risks of investing in the 2050 Fund?

The 2050 Fund is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests.

■  Investments in Mutual Funds Risk — The 2050 Fund's investments are concentrated in underlying BlackRock Funds, so the 2050 Fund's investment performance is directly related to the performance of the underlying funds. The 2050 Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. The 2050 Fund generally does not invest directly in equity or debt securities to the same extent as a mutual fund that is not a fund of funds. In addition, the 2050 Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the 2050 Fund's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the 2050 Fund may increase or decrease.

■  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by management of the underlying BlackRock Funds in which the Fund invests may underperform the market or other securities selected by other funds. This means you may lose money.

■  Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

■  Small and Mid-Capitalization Company Risk — Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

■  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the 2050 Fund will lose money. These risks include:

  ■  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  ■  Currency Risk — Securities and other instruments held by the underlying BlackRock Funds in which the 2050 Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the 2050 Fund's portfolio.

  ■  Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

  ■  Certain Risks of Holding Fund Assets Outside the United States — Underlying BlackRock Funds in which the 2050 Fund invests generally hold their foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

  ■  Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■  Emerging Markets Risk — Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in "Foreign Securities Risk" above, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

■  Allocation Risk — The 2050 Fund's ability to achieve its investment objective depends upon BlackRock's skill in determining the 2050 Fund's strategic asset class allocation and in selecting the best mix of underlying funds and direct investments. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the 2050 Fund. If an underlying fund were to change its investment objective or policies, the 2050 Fund might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

■  Affiliated Fund Risk — In managing the 2050 Fund, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the 2050 Fund and is legally obligated to act in the 2050 Fund's best interests when selecting underlying funds.

■  Non-Diversification Risk — Because the 2050 Fund invests principally in shares of underlying funds, it is considered "non-diversified" under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market's assessment of the financial condition, of a company whose securities are held by the fund.

■  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due.

■  Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

■  Derivatives Risk — The 2050 Fund's use of derivatives may reduce the 2050 Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the 2050 Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the 2050 Fund to sell or otherwise close a derivatives position could expose the 2050 Fund to losses and could make derivatives more difficult for the 2050 Fund to value accurately. The 2050 Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the 2050 Fund's derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds, see the "Investment Risks" section.

Who should invest?

The 2050 Fund may be an appropriate investment for you if you:

■  Intend to retire in or about the year 2050;

■  Want a professionally managed portfolio without the administrative burdens of direct investments in equity and debt securities; and

■  Want a portfolio that automatically becomes more conservative as your target retirement date approaches.

Risk/Return Information

The chart and table below give you a picture of the 2050 Fund's performance for Investor A Shares (in the chart) and for Investor A Shares, Institutional Shares and Class R Shares (in the table). The information shows you how the 2050 Fund's performance has varied and provides some indication of the risks of investing in the 2050 Fund. The S&P 500 Index is the 2050 Fund's primary performance benchmark. The 2050 Fund also compares its performance to the Prepared Portfolio 2050 Composite Index (the "Index"), a customized weighted index. The Index is a hypothetical representation of the performance of the 2050 Fund's asset classes according to their respective weightings adjusted annually to reflect the increasingly conservative asset allocations. The following indexes are used to represent the 2050 Fund's asset classes when calculating the Index: bonds — Barclays Capital U.S. Aggregate Index, U.S. stocks — Russell 3000® Index and non-U.S. stocks — MSCI EAFE Index®. As of December 31, 2008, the current allocations in the Index are: Barclays Capital U.S. Aggregate Index (10%), Russell 3000® Index (72%) and MSCI EAFE Index® (18%). As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain 2050 Fund expenses during these periods, the 2050 Fund's returns would have been lower.

Investor A Shares

ANNUAL TOTAL RETURNS

2050 Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.54% (quarter ended June 30, 2008) and the lowest return for a quarter was -20.61% (quarter ended December 31, 2008).

As of 12/31/08 Average Annual Total Returns	1 Year	Since Inception[1]
2050 Fund; Investor A Shares
Return Before Taxes[2]	–40.89%	–24.16%
Return After Taxes on Distributions[2]	–41.15%	–24.52%
Return After Taxes on Distributions and Sale of Shares[2]	–26.52%	–20.33%
2050 Fund; Institutional Shares
Return Before Taxes[2]	–37.28%	–21.36%
2050 Fund; Class R Shares
Return Before Taxes[2]	–37.68%	–21.88%
S&P 500 Index	–37.00%	–23.71%
Prepared Portfolio 2050 Composite Index (Barclays Capital U.S. Aggregate Index (10)%; Russell 3000® Index (72)%; and MSCI EAFE Index® (18)%)[3]	–34.89%	–22.10%

1  2050 Fund inception date is April 20, 2007.

2  Includes all applicable fees and sales charges.

3  Barclays Capital U.S. Aggregate Index was formerly Lehman Brothers U.S. Aggregate Index

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and after-tax returns for other classes of shares will vary.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual Fund operating expenses are paid out of the Fund's assets.

The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A Shares, Institutional Shares and Class R Shares of the 2050 Fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases[1] (as percentage of offering price)	5.25%[1]	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Institutional Shares	Class R Shares
Management Fee	None	None	None
Distribution and/or Service (12b-1) Fees	0.25%	None	0.50%
Other Expenses	31.56%	35.83%	28.28%
Acquired Fund Fees and Expenses[3,4]	0.81%	0.81%	0.81%
Total Annual Fund Operating Expenses[4]	32.62%	36.64%	29.59%
Fee Waivers and Expense Reimbursements[5]	(31.31%)	(35.83%)	(28.04%)
Net Annual Fund Operating Expenses[5]	1.31%	0.81%	1.55%

1  Reduced front-end sales charges may be available (see the section "Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options" for more information regarding the reduction of front-end sales charges).

2  A contingent deferred sales charge ("CDSC") of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

3  The 2050 Fund's shareholders indirectly bear the expenses of the underlying funds in which the 2050 Fund invests. Underlying fund expenses are based on the allocation of the 2050 Fund's assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see "Information About the Underlying Funds — Description of Underlying Funds."

4  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the 2050 Fund's annual report, which does not include expenses incurred from investments in underlying funds except where such underlying funds are master funds.

5  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 1.50% (for Investor A Shares), 1.00% (for Institutional Shares) and 1.74% (for Class R Shares) of average daily net assets. In addition, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.50% (for Investor A Shares), 0.00% (for Institutional Shares) and 0.74% (for Class R Shares) of average daily net assets until March 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management of the Funds — BlackRock" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the 2050 Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$651	$1,118	$1,609	$2,959
Institutional Shares	$83	$472	$887	$2,044
Class R Shares	$158	$698	$1,266	$2,810

1  Reflects imposition of sales charge.

Details About the Funds

How Each Fund Invests

Prepared Portfolio 2010

Investment Objective

The 2010 Fund seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation. Should the Fund's Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

In pursuit of this goal, the 2010 Fund, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2010.

The 2010 Fund's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2010. At the time the 2010 Fund reaches its target retirement date, the asset allocation of the 2010 Fund will become similar to that of the Income Portfolio. The Income Portfolio's investment objective is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the 2010 Fund will merge into the Income Portfolio. At that time, the 2010 Fund's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the 2010 Fund. It is expected that shareholders of the 2010 Fund will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the 2010 Fund in advance of such merger.

The following table illustrates the 2010 Fund's current target allocation among asset classes:

Target Asset Allocation

Equity Funds	Fixed Income Funds
52%	48%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the 2010 Fund or achieve its investment objective.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the 2010 Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The 2010 Fund may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The 2010 Fund may, when consistent with its investment objective, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The 2010 Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The 2010 Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The 2010 Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE 2010 FUND
The 2010 Fund is managed by a team of financial professionals led by Philip Green. Mr. Green is primarily responsible for the day-to-day management of the 2010 Fund. For more information about the 2010 Fund's portfolio management team, see the discussion in the "Management of the Funds — Portfolio Management Information" section of this Prospectus.

Prepared Portfolio 2015

Investment Objective

The 2015 Fund seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation. Should the Fund's Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

In pursuit of this goal, the 2015 Fund, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2015.

The 2015 Fund's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2015. At the time the 2015 Fund reaches its target retirement date, the asset allocation of the 2015 Fund will become similar to that of the Income Portfolio. The Income Portfolio's investment objective is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the 2015 Fund will merge into the Income Portfolio. At that time, the 2015 Fund's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the 2015 Fund. It is expected that shareholders of the 2015 Fund will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the 2015 Fund in advance of such merger.

The following table illustrates the 2015 Fund's current target allocation among asset classes:

Target Asset Allocation

Equity Funds	Fixed Income Funds
56%	44%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the 2015 Fund or achieve its investment objective.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the 2015 Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The 2015 Fund may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The 2015 Fund may, when consistent with its investment objective, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The 2015 Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The 2015 Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The 2015 Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE 2015 FUND
The 2015 Fund is managed by a team of financial professionals led by Philip Green. Mr. Green is primarily responsible for the day-to-day management of the 2015 Fund. For more information about the 2015 Fund's portfolio management team, see the discussion in the "Management of the Funds — Portfolio Management Information" section of this Prospectus.

Prepared Portfolio 2020

Investment Objective

The 2020 Fund seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation. Should the Fund's Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

In pursuit of this goal, the 2020 Fund, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2020.

The 2020 Fund's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2020. At the time the 2020 Fund reaches its target retirement date, the asset allocation of the 2020 Fund will become similar to that of the Income Portfolio. The Income Portfolio's investment objective is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the 2020 Fund will merge into the Income Portfolio. At that time, the 2020 Fund's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the 2020 Fund. It is expected that shareholders of the 2020 Fund will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the 2020 Fund in advance of such merger.

The following table illustrates the 2020 Fund's current target allocation among asset classes:

Target Asset Allocation

Equity Funds	Fixed Income Funds
62%	38%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the 2020 Fund or achieve its investment objective.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the 2020 Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The 2020 Fund may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The 2020 Fund may, when consistent with its investment objective, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The 2020 Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The 2020 Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The 2020 Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE 2020 FUND
The 2020 Fund is managed by a team of financial professionals led by Philip Green. Mr. Green is primarily responsible for the day-to-day management of the 2020 Fund. For more information about the 2020 Fund's portfolio management team, see the discussion in the "Management of the Funds — Portfolio Management Information" section of this Prospectus.

Prepared Portfolio 2025

Investment Objective

The 2025 Fund seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation. Should the Fund's Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

In pursuit of this goal, the 2025 Fund, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2025.

The 2025 Fund's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2025. At the time the 2025 Fund reaches its target retirement date, the asset allocation of the 2025 Fund will become similar to that of the Income Portfolio. The Income Portfolio's investment objective is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the 2025 Fund will merge into the Income Portfolio. At that time, the 2025 Fund's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the 2025 Fund. It is expected that shareholders of the 2025 Fund will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the 2025 Fund in advance of such merger.

The following table illustrates the 2025 Fund's current target allocation among asset classes:

Target Asset Allocation

Equity Funds	Fixed Income Funds
71%	29%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the 2025 Fund or achieve its investment objective.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the 2025 Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The 2025 Fund may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The 2025 Fund may, when consistent with its investment objective, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The 2025 Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The 2025 Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The 2025 Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE 2025 FUND
The 2025 Fund is managed by a team of financial professionals led by Philip Green. Mr. Green is primarily responsible for the day-to-day management of the 2025 Fund. For more information about the 2025 Fund's portfolio management team, see the discussion in the "Management of the Funds — Portfolio Management Information" section of this Prospectus.

Prepared Portfolio 2030

Investment Objective

The 2030 Fund seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation. Should the Fund's Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

In pursuit of this goal, the 2030 Fund, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2030.

The 2030 Fund's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2030. At the time the 2030 Fund reaches its target retirement date, the asset allocation of the 2030 Fund will become similar to that of the Income Portfolio. The Income Portfolio's investment objective is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the 2030 Fund will merge into the Income Portfolio. At that time, the 2030 Fund's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the 2030 Fund. It is expected that shareholders of the 2030 Fund will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the 2030 Fund in advance of such merger.

The following table illustrates the 2030 Fund's current target allocation among asset classes:

Target Asset Allocation

Equity Funds	Fixed Income Funds
84%	16%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the 2030 Fund or achieve its investment objective.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the 2030 Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The 2030 Fund may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The 2030 Fund may, when consistent with its investment objective, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The 2030 Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The 2030 Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The 2030 Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE 2030 FUND
The 2030 Fund is managed by a team of financial professionals led by Philip Green. Mr. Green is primarily responsible for the day-to-day management of the 2030 Fund. For more information about the 2030 Fund's portfolio management team, see the discussion in the "Management of the Funds — Portfolio Management Information" section of this Prospectus.

Prepared Portfolio 2035

Investment Objective

The 2035 Fund seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation. Should the Fund's Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

In pursuit of this goal, the 2035 Fund, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2035.

The 2035 Fund's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2035. At the time the 2035 Fund reaches its target retirement date, the asset allocation of the 2035 Fund will become similar to that of the Income Portfolio. The Income Portfolio's investment objective is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the 2035 Fund will merge into the Income Portfolio. At that time, the 2035 Fund's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the 2035 Fund. It is expected that shareholders of the 2035 Fund will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the 2035 Fund in advance of such merger.

The following table illustrates the 2035 Fund's current target allocation among asset classes:

Target Asset Allocation

Equity Funds	Fixed Income Funds
90%	10%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the 2035 Fund or achieve its investment objective.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the 2035 Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The 2035 Fund may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The 2035 Fund may, when consistent with its investment objective, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The 2035 Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The 2035 Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The 2035 Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE 2035 FUND
The 2035 Fund is managed by a team of financial professionals led by Philip Green. Mr. Green is primarily responsible for the day-to-day management of the 2035 Fund. For more information about the 2035 Fund's portfolio management team, see the discussion in the "Management of the Funds — Portfolio Management Information" section of this Prospectus.

Prepared Portfolio 2040

Investment Objective

The 2040 Fund seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation. Should the Fund's Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

In pursuit of this goal, the 2040 Fund, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2040.

The 2040 Fund's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2040. At the time the 2040 Fund reaches its target retirement date, the asset allocation of the 2040 Fund will become similar to that of the Income Portfolio. The Income Portfolio's investment objective is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the 2040 Fund will merge into the Income Portfolio. At that time, the 2040 Fund's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the 2040 Fund. It is expected that shareholders of the 2040 Fund will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the 2040 Fund in advance of such merger.

The following table illustrates the 2040 Fund's current target allocation among asset classes:

Target Asset Allocation

Equity Funds	Fixed Income Funds
90%	10%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the 2040 Fund or achieve its investment objective.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the 2040 Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The 2040 Fund may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The 2040 Fund may, when consistent with its investment objective, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The 2040 Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The 2040 Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The 2040 Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE 2040 FUND
The 2040 Fund is managed by a team of financial professionals led by Philip Green. Mr. Green is primarily responsible for the day-to-day management of the 2040 Fund. For more information about the 2040 Fund's portfolio management team, see the discussion in the "Management of the Funds — Portfolio Management Information" section of this Prospectus.

Prepared Portfolio 2045

Investment Objective

The 2045 Fund seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation. Should the Fund's Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

In pursuit of this goal, the 2045 Fund, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2045.

The 2045 Fund's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2045. At the time the 2045 Fund reaches its target retirement date, the asset allocation of the 2045 Fund will become similar to that of the Income Portfolio. The Income Portfolio's investment objective is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the 2045 Fund will merge into the Income Portfolio. At that time, the 2045 Fund's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the 2045 Fund. It is expected that shareholders of the 2045 Fund will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the 2045 Fund in advance of such merger.

The following table illustrates the 2045 Fund's current target allocation among asset classes:

Target Asset Allocation

Equity Funds	Fixed Income Funds
90%	10%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the 2045 Fund or achieve its investment objective.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the 2045 Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The 2045 Fund may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The 2045 Fund may, when consistent with its investment objective, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The 2045 Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The 2045 Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The 2045 Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE 2045 FUND
The 2045 Fund is managed by a team of financial professionals led Philip Green. Mr. Green is primarily responsible for the day-to-day management of the 2045 Fund. For more information about the 2045 Fund's portfolio management team, see the discussion in the "Management of the Funds — Portfolio Management Information" section of this Prospectus.

Prepared Portfolio 2050

Investment Objective

The 2050 Fund seeks a balance between long term capital appreciation and high current income consistent with its current asset allocation. Should the Fund's Board of Trustees determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

In pursuit of this goal, the 2050 Fund, which is a fund of funds, normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2050.

The 2050 Fund's asset allocation will change over time according to a predetermined glide path, and is expected to become increasingly conservative until 2050. At the time the 2050 Fund reaches its target retirement date, the asset allocation of the 2050 Fund will become similar to that of the Income Portfolio. The Income Portfolio's investment objective is to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The Income Portfolio's target asset allocations are expected to be 50% equity and 50% fixed income, and target allocation adjustments may shift over time depending on market conditions.

On approximately the target retirement date, it is expected that the 2050 Fund will merge into the Income Portfolio. At that time, the 2050 Fund's shareholders would become shareholders of the Income Portfolio; however, this will only occur after the Fund's Board of Trustees has determined that the merger is in the best interest of the shareholders of the 2050 Fund. It is expected that shareholders of the 2050 Fund will not be entitled to vote on whether such merger occurs. However, notice will be provided to shareholders of the 2050 Fund in advance of such merger.

The following table illustrates the 2050 Fund's current target allocation among asset classes:

Target Asset Allocation

Equity Funds	Fixed Income Funds
90%	10%

Variations from the glide path in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income securities are permitted up to 10%. Although variations beyond the 10% range are generally not permitted, BlackRock may determine in light of market conditions or other factors that a greater variation is warranted to protect the 2050 Fund or achieve its investment objective.

Within the prescribed percentage allocations to equity and fixed income funds, BlackRock seeks to diversify the 2050 Fund. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or "junk bonds"), geographic location, or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

The underlying funds are selected primarily to implement the specific equity and fixed income styles in the recommended target asset allocation. Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

The 2050 Fund may be rebalanced monthly to its current target allocation. In addition, daily cash flows may be directed to suitable underlying funds in order to minimize deviations during the month.

The 2050 Fund may, when consistent with its investment objective, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The 2050 Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The 2050 Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The 2050 Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE 2050 FUND
The 2050 Fund is managed by a team of financial professionals led by Philip Green. Mr. Green is primarily responsible for the day-to-day management of the 2050 Fund. For more information about the 2050 Fund's portfolio management team, see the discussion in the "Management of the Funds — Portfolio Management Information" section of this Prospectus.

Other Strategies:

Money Market Securities — Each Fund may invest in high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Funds will not be deemed to deviate from their normal strategies if they hold these securities pending investments.

Affiliated Money Market Funds — Each Fund may invest uninvested cash balances in affiliated money market funds.

Temporary Defensive Strategies — It is possible that in extreme market conditions a Fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Fund's primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Fund's opportunity to achieve its investment goal.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. "Investment Policies" in the Statement of Additional Information also includes more information about the Funds, their investments and the related risks. There can be no guarantee that any Fund will meet its objective or that any Fund's performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

By owning shares of underlying funds, each of the Funds indirectly invests, to varying degrees, in fixed-income and equity securities of U.S. and non-U.S. companies, including small and medium sized companies. Fixed income funds may include funds that invest in domestic and non-U.S. bonds, U.S. Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the underlying funds may invest in derivatives. The risks set forth below are the principal risks of investing in the underlying funds. The principal risks of investing in each Fund are set forth in the relevant Fund's section of this Prospectus. In the following discussion, references to a "fund" shall mean any one or more of the relevant underlying funds and the Funds, where applicable.

No Guarantee that Investments Will Increase in Value — While the management team chooses stocks and fixed-income securities it believes to be in line with a fund's investment style, there is no guarantee that the investments will increase in value or that they won't decline. In addition, if a model used by the management team fails to accurately predict which stocks or fixed-income securities will perform well, fund performance will suffer.

Investment Style — Because different kinds of stocks go in and out of favor depending on market conditions, a fund's performance may be better or worse than other funds with different investment styles (e.g., growth vs. value, large cap vs. small cap).

Equity Securities Risk — Equity securities include common and preferred stocks. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies the fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Convertible Securities Risk — The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, a fund's investment in a small cap or emerging growth company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Initial Public Offering Risk — The volume of initial public offerings and the levels at which newly issued stocks trade in the secondary market are affected by the performance of the overall stock market. When an initial public offering is brought to the market, availability may be limited and a fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. Securities issued in initial public offerings are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in initial public offerings have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

Interest Rate Risk — Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by fund management.

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the fourth highest category (Standard & Poor's ("S&P") (AAA, AA, A and BBB), Fitch Ratings ("Fitch") (AAA, AA, A and BBB) or Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for a fund. The major risks in junk bond investments include:

■  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

■  Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer's industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

■  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

■  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems junk bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

■  Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the fund's securities than is the case with securities trading in a more liquid market.

■  A fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Distressed Securities Risks — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Rule 144A Securities Risk — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Real Estate-Related Securities — Although the funds do not invest in real estate directly, some funds may invest in real estate-related securities and therefore are subject to investment risks that are similar to those associated with direct ownership of real estate. As a result, the performance of these funds is tied to, and affected by, regulatory, business and economic developments that impact the value of real estate. The funds' investments in real estate-related securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. A fund's investment may decline in response to declines in property values or other adverse changes to the real estate market. The performance of the real estate-related securities in which a fund may invest is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

REIT Investment Risk — In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Residential and Commercial Mortgage-Backed Securities — Some funds make investments in residential and commercial mortgage-backed securities (CMBS) and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Recent Developments in Sub-Prime Mortgage Market — Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the risk associated with investments in mortgaged-backed and asset-backed securities.

Repurchase Agreements; Purchase and Sale Contracts — Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value declines, a fund may lose money.

Reverse Repurchase Agreement Risk — Reverse repurchase agreements involve the sale of securities held by a fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. A fund could lose money if it is unable to recover the securities and the value of the collateral held by the fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to a fund.

Dollar Rolls — A dollar roll is when a fund will buy securities for delivery in the current month and simultaneously contract to resell substantially similar (the same type and coupon) securities on a specified future date to the same party. Dollar rolls involve the risk that the market value of the securities that the fund is committed to buy may decline below the price of the securities the fund has sold. These transactions may involve leverage.

U.S. Government Mortgage-Related Securities Risk — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Treasury Obligations — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Inflation Indexed Bonds — The principal value of an investment is not protected or otherwise guaranteed by virtue of a fund's investments in inflation-indexed bonds.

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Due to original issue discount, the fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital. See "Certain U.S. Federal Income Tax Consequences" in the SAI.

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

■  General Obligation Bonds Risks — The faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

■  Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

■  Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a fund may not receive any income or get its money back from the investment.

■  Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

■  Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a fund may lose money.

■  Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the fund's loss.

Funds will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do their own analysis. Legal opinions of counsel are not binding on taxing authorities and no assurance can be given that income received in respect of such securities will be free from taxation.

Where permitted by its investment policies, a fund may invest without limit in bonds the interest on which may be subject to the U.S. federal alternative minimum tax. Interest on these bonds that is received by taxpayers who are liable for the U.S. federal alternative minimum tax may be taxable.

Investments in a Particular Market Segment

Health Sciences and Healthcare Companies — A fund's investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures.

Science and Technology — A fund's investments in science and technology companies exposes a fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

Energy and Natural Resources — A fund's investments in energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that a fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

Financial Services Industry Risk — When interest rates go up, the value of securities issued by many types of financial services companies generally goes down. In many countries, financial services and the companies that provide them are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial services companies has resulted in increased competition and reduced profitability for certain companies.

The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are vulnerable to these economic cycles, a large portion of the fund's investments may lose value during such periods.

Utilities and Telecommunications — When interest rates go up, the value of securities issued by utilities companies, such as electric, water and gas companies, and telecommunications companies historically has gone down. Although the average dividend yield of utilities and telecommunications industry stocks has been higher than those of other companies, the total return of utilities and telecommunications securities has historically underperformed those of industrial companies. In most countries and localities, the utilities and telecommunications industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities and telecommunications companies has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities and telecommunications companies. In addition, utilities and telecommunications companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in

U.S. investments that can increase the chances that the Fund will lose money. In particular, a fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

■  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair a fund's ability to purchase or sell foreign securities or transfer the fund's assets or income back into the United States, or otherwise adversely affect a fund's operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

■  Currency Risk — Securities and other instruments in which a fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the fund's portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

■  Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for a fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for fund management to completely and accurately determine a company's financial condition.

■  Certain Risks of Holding Fund Assets Outside the United States — A fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the fund can earn on its investments and typically results in a higher operating expense ratio for the fund than for investment companies invested only in the United States.

■  Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a fund to carry out transactions. If a fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Sovereign Debt Risk — Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Investments in a Particular Geographic Region or Country

Latin America — The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates and high interest rates. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the Latin American economies.

Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a fund invests and, therefore, the value of fund shares. As noted, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Latin American countries.

Substantial limitations may exist in certain countries with respect to a fund's ability to repatriate investment income, capital or the proceeds of sales of securities. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a fund's investments in Latin America generally or in specific countries participating in such trade agreements.

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.

Asia-Pacific Countries — In addition to the risks of investing in non-U.S. securities and the risks of investing in emerging markets, the developing market Asia-Pacific countries are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The rights of investors in developing market Asia- Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company.

Japan — The Japanese economy may be affected by turmoil in other Asian countries.

Europe — Any adverse developments in connection with the ongoing development of the Economic and Monetary Union (EMU) could potentially destabilize the EMU and/or could adversely affect a fund's European investments.

Russia — Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There is little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. Ownership of shares is defined according to entries in the company's share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a shareholder to lose its registration through fraud, negligence or mere oversight.

Adverse currency exchange rates are a risk and there is a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of exports, leaving the country vulnerable to swings in world prices.

U.S. Companies that Generate Revenue Abroad — Many U.S. companies in which a fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Derivatives — The management team may, when consistent with a fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of currency for another party's obligation to pay or its right to receive another type of currency in the future for a period of time. A fund typically may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk, or maintain liquidity and commit cash pending investment. A fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). A fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies.

A fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. A fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause a fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Credit Default Swaps Risk — Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward Foreign Currency Exchange Contracts Risk — Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow a fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.

Investments in Securities Prior to Their Date of Issue — A fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in Tender Option Bonds, Residual Interest Tender Option Bonds and Inverse Floaters — Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described above, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

Transactions in Restricted or Illiquid Securities — Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time a fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High Portfolio Turnover — High portfolio turnover (more than 100%) may result in increased transaction costs to a fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Non-Diversification Risk — Certain funds are non-diversified. Because such funds may invest in securities of a smaller number of issuers, they may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the funds' performance.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the fund (including management fees) and, indirectly, the expenses of the investment companies.

Your Investment is Not Insured or Guaranteed

When you invest in a fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Information About Underlying Funds

Description of Underlying Funds

The Funds may invest in any of the underlying funds. The following table sets forth (i) the names of the underlying funds, (ii) unless otherwise noted, the expense ratio for the last fiscal year of the master fund or share class in which the Funds invests (i.e., either Institutional Shares or BlackRock Shares as available), and (iii) brief descriptions of the underlying funds' investment goals and primary investment strategies. The list of underlying funds is subject to change at the discretion of BlackRock.

Prospectuses for any of these underlying funds can be accessed at www.blackrock.com/funds or obtained by calling (800) 441-7762. In addition to the underlying funds, the Funds may also invest uninvested cash balances in affiliated money market funds.

EQUITY FUNDS:

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Aurora Portfolio	1.05%	The fund seeks to provide high total return, consisting principally of capital appreciation. Under normal market conditions, the fund invests at least 80% of its total assets in small- and mid-capitalization companies. The fund generally defines small- and mid-capitalization companies as those with market capitalizations comparable in size to the companies in the Russell 2500(TM) Value Index (between approximately $7.8 million and $5.9 billion as of December 31, 2008) or a similar index. The fund reserves the right to invest up to 20% of its total assets in other types of securities. These may include other types of stocks, such as large-capitalization stocks and growth stocks, and bonds. From time to time the fund may invest without limit in shares of companies through initial public offerings (IPOs). The fund may invest in REITs.

Master Basic Value LLC	0.43%	The fund seeks capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the fund believes are undervalued and therefore represent basic investment value. Fund management places particular emphasis on companies with below-average price/earnings ratios that may pay above-average dividends. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which fund management believes the company will recover. The fund focuses its investments on companies with a market capitalization over $5 billion. The fund may invest up to 25% of its total assets in the securities of non-U.S. companies. The fund concentrates its non-U.S. exposure on established companies in developed countries.

BlackRock Equity Dividend Fund	0.74%	The fund seeks long-term total return and current income. The fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The fund will focus on issuers that have good prospects for capital appreciation. The fund may invest in securities of companies with any market capitalization. The fund may also invest in convertible securities and non-convertible preferred stock. The fund may invest up to 25% of its total assets in securities of non-U.S. issuers. The fund may invest in securities from any country.

Master Focus Growth LLC	0.64%	The fund seeks long-term capital appreciation. The fund tries to achieve its investment objective by investing primarily in common stock of approximately 25 to 35 companies that fund management believes have strong earnings and revenue growth and capital appreciation potential (also known as "aggressive growth companies"). Companies are selected through a process of both top-down macro-economic analysis of economic and business conditions, and bottom-up analysis of the business fundamentals of individual companies. The fund will emphasize common stock of companies with mid to large stock market capitalizations; however, the fund also may invest in the common stock of small companies. The fund generally invests at least 65% of its total assets in equity securities. Normally, the fund will invest in the common stocks of not less than 25 companies. The fund may invest without limitation in the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs").

BlackRock Focus Value Fund, Inc.	1.00%	The fund seeks long term growth of capital. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities that fund management believes are undervalued relative to its assessment of the current or prospective condition of the issuer. The fund may invest in securities that are selling at a substantial discount to their intrinsic value, as measured by such factors as price-to-book ratio, price-to-earnings ratio and cash flow. The fund may also invest in securities that are undervalued relative to prevailing market ratios. The fund may invest in securities of companies or institutions that are experiencing poor operating conditions. The fund may invest in the securities of issuers with any market capitalization. The fund may invest a significant portion of its assets in the securities of a single issuer, which will increase the fund's exposure to the risks associated with that issuer.

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Fundamental Growth Fund, Inc.	0.78%	The fund seeks long-term growth of capital. The fund tries to achieve its objective by investing in a diversified portfolio consisting primarily of common stock. The fund will generally invest at least 65% of its total assets in common stock, convertible preferred stock, securities convertible into common stock and rights to subscribe to common stock. Of these securities the fund will generally invest in common stock. In selecting securities, fund management emphasizes common stock of companies that have above-average rates of earnings growth. The fund may invest in companies of any size but emphasizes common stock of companies that have a medium to large stock market capitalization (currently, approximately $2 billion or more). The fund may invest up to 20% of its total assets in the securities of non-U.S. companies, including in the form of European Depositary Receipts (EDRs) or other securities convertible into securities of foreign companies. This 20% limit does not apply to investments in the form of American Depositary Receipts (ADRs).

BlackRock Health Sciences Opportunities Portfolio[1]	1.00%	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of total assets in securities of companies in health sciences and related industries. The Health Sciences sector can include companies in Health Care Equipment & Supplies, Health Care Providers & Services, Biotechnology, and Pharmaceuticals. The fund expects to invest in health sciences companies comparable in size to those in the health sector of the Russell 3000® Index or in similar companies, including non-U.S. companies. The fund may also use derivatives to hedge risks and to enhance returns. The fund reserves the right to invest up to 20% of total assets in other securities. These may include stocks of companies not associated with health sciences, debt securities and smaller-capitalization companies.

BlackRock Healthcare Fund, Inc.	1.32%	The fund seeks long term capital appreciation through worldwide investment in equity securities of companies that, in the opinion of fund management, derive or are expected to derive a substantial portion of their sales from products and services in healthcare. The fund tries to achieve its objective by investing in a global portfolio of healthcare companies, emphasizing equity securities. Within this universe, the fund seeks to invest in companies that it believes have good prospects for earnings growth. Under normal circumstances, the fund will invest at least 80% of its assets in healthcare companies, meaning companies that derive a substantial portion (i.e. more than 50%) of their sales from products and services in the healthcare sector. While the fund seeks investments with a healthcare orientation, it has flexibility with respect to investing in specific industries within the general healthcare sector. The fund will normally maintain a global portfolio, investing in securities of companies located around the world. Although there are no limits on the percentage of assets the fund may invest in any particular country, fund management presently expects that a majority of its assets will be invested in companies located in the United States, Japan and Western Europe. The fund emphasizes investments in equity securities, primarily common stocks. Other than common stocks, the fund may invest in convertible securities and rights. The fund may invest in the securities of foreign companies in their local markets or in the form of depositary receipts.

Master Large Cap Core Portfolio	0.50%	The fund seeks long term capital growth. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies its investment adviser selects from among those that are, at the time of purchase, included in the benchmark Russell 1000® Index. The investment adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Index that, in its opinion, are consistent with the investment objective of the fund. The fund will seek to outperform the Russell 1000® Index.

Master Large Cap Growth Portfolio	0.56%	The fund seeks long term capital growth. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies its investment adviser selects from among those that are, at the time of purchase, included in the benchmark Russell 1000® Growth Index. The investment adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Growth Index that, in its opinion, are consistent with the investment objective of the fund. The fund will seek to outperform the Russell 1000® Growth Index.

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Large Cap Value Portfolio	0.51%	The fund seeks long term capital growth. The fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies its investment adviser selects from among those that are, at the time of purchase, included in the benchmark Russell 1000® Value Index. The investment adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Value Index that, in its opinion, are consistent with the investment objective of the fund. The fund will seek to outperform the Russell 1000® Value Index.

BlackRock Capital Appreciation Portfolio	0.70%	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of total assets in common and preferred stock of mid- and large-size companies and convertible securities. While the fund generally expects to invest across a broad range of industries, it may favor companies in those industries that appear to offer higher potential for long-term growth. Fund management may, when consistent with the fund's investment objective, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). Although the fund does not expect to do so as a matter of course it is permitted to invest up to 20% of its total assets in other types of securities (for example, bonds or stock of small-size companies).

BlackRock Mid Cap Value Opportunities Fund	0.95%	The fund seeks capital appreciation and, secondarily, income, by investing in securities, primarily equity securities that fund management believes are undervalued and therefore represent an investment value. The fund tries to achieve its investment objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities of mid cap companies. In selecting securities, fund management emphasizes common stock and, to a lesser extent, securities convertible into common stock, that it believes are undervalued. The fund may invest up to 30% of its total assets in the securities of non-U.S. companies.

BlackRock Mid-Cap Growth Equity Portfolio	1.06%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization growth companies which the fund management team believes have above-average earnings growth potential. The fund generally defines mid-capitalization growth companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Growth Index (between approximately $24.4 million and $14.5 billion as of December 31, 2008). The fund primarily buys common stock but also can invest in preferred stock and convertible securities. The management team focuses on U.S. mid-capitalization growth companies. From time to time the fund may invest in shares of companies through initial public offerings (IPOs). Fund management may, when consistent with the fund's investment objective, buy or sell options or futures on a security or an index of securities (commonly known as derivatives).

BlackRock Mid-Cap Value Equity Portfolio	0.94%[2]	The fund's investment goal is to seek long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies. The fund generally defines mid-capitalization value companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Value Index (between approximately $24.4 million and $13.8 billion as of December 31, 2008). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs). The fund may invest in REITs. Fund management may, when consistent with the fund's investment objective, buy or sell options or futures on a security or an index of securities (commonly known as derivatives).

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Natural Resources Trust	0.80%	The fund seeks long-term growth of capital and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and non-U.S. companies with substantial natural resource assets. The fund seeks to achieve its objective by investing in a portfolio consisting primarily of equity securities of U.S. and non-U.S. companies with substantial natural resource assets. The fund will, under normal circumstances, invest at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset. The fund will focus on investments in common stock. The fund chooses securities using a combination of "top down" and "bottom up" investment styles. The fund can invest primarily in U.S. securities, primarily in non-U.S. securities, or partly in U.S. securities and partly in non-U.S. securities. The fund may invest in foreign securities in developed markets or in emerging markets. The fund will invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies. The fund may invest in securities of issuers with any market capitalization.

BlackRock Small Cap Core Equity Portfolio	1.30%	The fund seeks long-term capital appreciation. The fund normally invests at least 80% of its net assets in the equity securities of U.S. small capitalization companies. The fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell 2000® Index (between approximately $7.6 million and $3.2 billion as of December 31, 2008). The fund uses the Russell 2000® Index as a benchmark. The fund primarily buys common stock but can also invest in preferred stock and convertible securities. The fund may invest in REITs.

BlackRock Small Cap Growth Equity Portfolio	0.77%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization growth companies which the fund management team believes offer superior prospects for growth. The fund generally defines U.S. small capitalization growth companies as those whose market capitalizations, at the time of the fund's investment, are within the range of market capitalizations of companies in the Russell 2000® Growth Index (between approximately $7.6 million to $3.2 billion as of December 31, 2008). The fund primarily buys common stock but also can invest in preferred stock and convertible securities. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

Master Small Cap Growth Portfolio	0.77%	The fund seeks long-term capital growth. In selecting securities, the fund emphasizes those securities that fund management believes have above average prospects for earnings growth. The fund may also invest in securities that fund management believes are undervalued. The fund will, under normal circumstances, invest at least 80% of its assets in equity securities of small cap companies and invest at least 80% of its assets in securities or instruments of issuers located in the United States. The fund may invest in equity securities of companies of any market capitalization located outside the United States. Normally, foreign investments will represent 10% or less of the fund's assets.

BlackRock Small Cap Value Equity Portfolio	0.90%[2]	The fund seeks long-term capital appreciation. The fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization value companies. The fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell 2000® Value Index (between approximately $7.8 million to $3.2 billion as of December 31, 2008). The fund primarily buys common stock but also can invest in preferred stock and convertible securities. The fund may invest in REITs.

BlackRock Small/ Mid-Cap Growth Portfolio	1.10%	The fund seeks to provide growth of capital. Under normal market conditions, the fund invests at least 80% of total assets in small-capitalization and mid-capitalization companies. The fund generally defines these companies as those with market capitalizations similar to the market capitalizations of companies in the Russell 2500(TM) Growth Index (between approximately $7.6 million and $5.2 billion as of December 31, 2008) or a similar index. The fund's stock investments may include common and preferred stocks, securities convertible into common and preferred stock and warrants. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock U.S. Opportunities Portfolio	1.00%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. emerging capitalization companies with relatively attractive earnings growth potential and valuation. The fund generally defines these companies as those with market capitalizations equal to those within the universe of S&P U.S. MidSmall Cap Index stocks (between approximately $12.1 million and $12.2 billion as of December 31, 2008). The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs) and in derivative instruments.

BlackRock Utilities and Telecommunications Fund, Inc.	0.98%	The fund seeks both capital appreciation and current income. Under normal circumstances, the fund will invest at least 80% of its assets in equity and debt securities issued by domestic and non-U.S. utilities companies. Utilities companies include telecommunications companies. The fund may invest in common stock, preferred stock and bonds. The bonds in which the fund may invest generally are limited to those rated investment grade. The fund intends to invest primarily in equity securities, but fund management may change its allocation among these types of investments as it deems appropriate to seek to meet the fund's objective. The fund may invest in securities on utilities companies throughout the world. Fund management, however, anticipates that the fund's investments will focus primarily on securities issued by utilities companies in the United States, and that the fund's investments in securities issued by non-U.S. companies will focus on companies in Canada and Western Europe and other developed markets. The fund may also invest a substantial portion of its assets in companies in emerging markets, but fund management anticipates that a substantially greater percentage of the fund's investments will be in developed countries. The fund may invest in sovereign debt securities.

Master Value Opportunities Trust	0.51%	The fund seeks long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the fund believes have special investment value and emerging growth companies regardless of size. The fund tries to choose investments for capital appreciation — that is, investments that will increase in value. The fund invests in a diversified portfolio primarily consisting of common stock of small and emerging growth companies. Fund management chooses investments using a fundamental, value oriented investing style. The fund will invest primarily in U.S. companies that do most of their business in the United States, but may invest a portion of its assets in non-U.S. companies. It is anticipated that in the immediate future, the fund will invest not more than 30% of its total assets in the securities of non-U.S. issuers, including issuers in emerging markets.

BlackRock All-Cap Energy & Resources Portfolio	0.89%[2]	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets. The fund's investments may include common and preferred stock, securities convertible into common and preferred stock, warrants, depositary receipts and certain derivative securities. The fund reserves the right to invest up to 20% of total assets in other U.S. and foreign investments that may include stocks of companies not associated with energy or natural resources or debt securities.

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Global Emerging Markets Fund, Inc.	1.37%	The fund seeks long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities of issuers located in countries with developing capital markets. The fund will focus on investments in common stock. The fund will focus its investments on issuers in countries included within the MSCI Emerging Markets Free IndexSM. There are no other limits on the geographic allocation of the fund's investments. The fund normally invests in securities from at least three different countries. Under normal market conditions, the fund will invest significantly (at least 40% of its total assets) in issuers (i) organized or located outside of the U.S., (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S., which the fund considers to be a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. The fund will invest in securities denominated in currencies other than the U.S. dollar. Fund management chooses securities using a combination of "top down" and "bottom up" investment styles.

BlackRock EuroFund	1.03%	The fund seeks capital appreciation primarily through investment in equity securities of corporations domiciled in European countries. Current income from dividends and interest is a secondary consideration in selecting investments. Under normal circumstances, at least 80% of the fund's assets will consist of equity securities, primarily common stock and securities convertible into common stock, of companies located in Europe. In selecting securities, fund management emphasizes companies that it believes are undervalued. The fund has no limits on the geographic asset distribution of its investments within Europe. However, the fund anticipates that a majority of the fund's assets will be invested in companies located in Western European countries. If political and economic conditions warrant, the fund may invest in issuers located in Eastern European countries.

BlackRock Global Financial Services Fund, Inc.	1.35%	The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of U.S. and non-U.S. financial services companies. The fund will invest primarily in equity securities. The fund will focus on investing in common stock. The fund may invest in companies of any size, but fund management anticipates that it will focus mainly on large and medium-sized companies with market capitalizations greater than $1 billion. As a global financial services fund, the fund will make investments throughout the world. Under normal market conditions, the fund will invest significantly (at least 40% of its total assets) in issuers (i) organized or located outside of the U.S., (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S., which the fund considers to be a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. The fund may invest in companies in emerging markets, but the fund management anticipates that a substantially greater portion of the fund's investments will be in companies in developed markets. The fund may invest in securities denominated in currencies other than the U.S. dollar. The fund may use derivatives for hedging purposes, including anticipatory hedges, and to seek increased returns.

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Global Dynamic Equity Fund	1.09%	The fund seeks to provide high total investment return. The fund seeks to achieve its objective through a fully managed investment policy utilizing United States and non-U.S. equity securities. For purposes of the fund's investment policies, equity securities include common stock, preferred stock, convertible securities, distressed securities, and securities or other instruments whose price is linked to the value of common stock. The combination of equity securities will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The fund seeks to achieve its objective by investing in equity securities of issuers located around the world. Generally, the fund seeks diversification across markets, countries, industries and issuers as one of its strategies to reduce volatility. The fund has no geographic limits on where its investments may be located. The fund may invest in companies of any market capitalization. The fund can invest up to 20% of its net assets in all types of debt securities of varying maturities, including U.S. and foreign government bonds, corporate bonds, mortgage and asset backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank. The fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in precious metals, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The fund may also gain exposure to commodity markets by investing up to 25% of its total assets in BlackRock Cayman Global Dynamic Equity Fund I, Ltd. (the "Subsidiary"), a wholly owned subsidiary of the fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. The Subsidiary may invest without limitation in commodity-related instruments.

BlackRock Global Growth Fund, Inc.	0.94%	The fund seeks long term growth of capital. The fund tries to achieve its objective by investing in a diversified portfolio consisting primarily of common stock of companies worldwide. The fund generally invests at least 65% of its total assets in common stock of companies from at least three different countries. In selecting securities, fund management emphasizes companies that have experienced above average growth rates in earnings. In selecting securities, fund management emphasizes companies with medium to large stock market capitalizations. These companies typically have market values of $2 billion or more. However, the fund may invest in some companies with lower market capitalizations. The fund may invest in convertible securities, preferred stock and rights offerings.

BlackRock Global Opportunities Portfolio	1.32%	The fund's investment goal is to seek long-term capital appreciation. The fund will invest at least 75% of its total assets in global equity securities of any market capitalization. The fund will invest, under normal market conditions, at least 40% of its total assets in issuers located outside of the U.S. The fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The fund may also invest up to 25% of its total assets in global fixed income securities. Investment in fixed income securities will be made purely on an opportunistic basis. The fund's fixed income investments may include corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). With respect to its equity investments, the fund primarily buys common stock but also can invest in preferred stock and convertible securities.

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Energy & Resources Portfolio	0.92%	The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The fund will concentrate its investments (i.e., more than 25% of its assets) in energy or natural resources companies. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets. The fund's investments may include common and preferred stock, convertible securities, warrants, depositary receipts and certain derivative securities. The fund reserves the right to invest up to 20% of total assets in other U.S. and foreign investments that may include stocks of companies not associated with energy or natural resources or debt securities.

BlackRock Science & Technology Opportunities Portfolio	1.35%	The fund seeks long-term capital appreciation. The fund normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The fund may invest up to 25% of its net assets in emerging market countries. The fund primarily buys common stock but also can invest in preferred stock and convertible securities. The fund may invest in Rule 144A securities. From time to time the fund may invest in shares of companies through initial public offerings (IPOs) and in derivative instruments.

BlackRock Global SmallCap Fund, Inc.	1.12%	The fund seeks long-term growth of capital by investing primarily in a portfolio of equity securities of small cap issuers located in various non-U.S. countries and in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of small cap issuers. The fund may also invest in emerging growth companies. The fund will focus on investments in common stock. The fund may invest in equity securities of companies throughout the world. The fund may invest in companies in developed markets and in emerging markets such as those in Eastern Europe, Latin America and the Far East, and fund management anticipates that a significant portion of the fund's investments will be in companies in such developing countries. The fund may invest in securities denominated in currencies other than the U.S. dollar. Fund management chooses securities using a combination of "top down" and "bottom up" investment styles.

BlackRock International Fund	1.70%	The fund seeks long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located outside the United States. Under normal market conditions, the fund will invest significantly (at least 40% of its total assets) in issuers (i) organized or located outside of the U.S., (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S., which the fund considers to be a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. The fund chooses investments predominantly using a "bottom up" investment style using a global sector-based investment process. In selecting securities, the fund emphasizes those securities that fund management believes are undervalued or have good prospects for earnings growth. The fund invests in securities of companies located in developed countries and countries with emerging capital markets outside the United States. The fund may invest, without limit, in countries with emerging capital markets, including countries in Eastern Europe, Latin America and the Far East. The fund may invest in companies of any size, but tends to focus on medium and large companies.

BlackRock International Opportunities Portfolio	1.25%	The fund seeks long-term capital appreciation. In pursuit of this goal, the fund, under normal market conditions, invests at least 80% of its net assets in equity securities issued by international companies of any market capitalization. The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and convertible securities. From time to time the fund may invest in shares of companies through initial public offerings (IPOs). Fund management may, when consistent with the fund's investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives).

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock International Value Fund	1.04%	The fund seeks to provide current income and long-term growth of income, accompanied by growth of capital. Ordinarily, the fund invests in stocks of companies located in the developed non-U.S. markets. The fund invests in at least ten non-U.S. markets to seek to ensure diversification. The fund may invest in companies of any size. The fund normally invests at least 80% of its assets in stocks that pay dividends. In investing the fund's assets, fund management follows a value investing style. This means that fund management buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. The fund may invest in the securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of non-U.S. issuers.

BlackRock Latin America Fund, Inc.	1.30%	The fund seeks long term capital appreciation by investing primarily in Latin American equity and debt securities. Under normal circumstances, the fund will invest at least 80% of its assets in Latin American securities. The fund currently emphasizes equity securities. The fund considers Latin American markets to include Mexico, Central America, South America and the Spanish speaking islands of the Caribbean, including Puerto Rico. There are no limits on the geographic allocation of the fund's investments within Latin America. Fund management, however, anticipates that a substantial portion of the fund's investments will be in companies and governments in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. Fund management chooses securities using a combination of "top down" and "bottom up" investment styles. The fund will not seek to invest in a large number of countries in Latin America. The fund can invest in securities denominated in the currencies of Latin American countries or in other currencies. Under most circumstances the fund's investments will be denominated primarily in foreign currencies.

BlackRock Large Cap Core Plus Fund	2.45%	The fund seeks long term capital growth. Under normal circumstances, the fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities issued primarily by large cap companies located in the United States. The fund will use an investment approach that emphasizes a blend of both growth and value. The fund takes long positions primarily in large cap companies that the Investment Adviser has identified as attractive and short positions in such securities that the Investment Adviser has identified as overvalued or poised for underperformance. The fund will normally hold long positions in equity securities representing up to 130% of its assets. The fund will generally hold approximately 30% of its assets in short positions. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies the Investment Adviser selects from among those that are, at the time of purchase, included in the fund's benchmark Russell 1000® Index.

BlackRock Pacific Fund, Inc.	0.90%	The fund seeks long term capital appreciation primarily through investment in equity securities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Taiwan, Singapore, South Korea and India. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies located in Far Eastern or Western Pacific countries. The fund will focus its investments in common stock and convertible debt securities. The fund invests in companies that it believes are undervalued relative to the market. The fund currently emphasizes companies with mid to large market capitalizations relative to their country and sector. The fund's investments are not, however, limited by a company's market capitalization and the fund may invest in companies with any market capitalization.

FIXED INCOME FUNDS

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Total Return Portfolio	0.15%	The fund seeks to realize a total return that exceeds that of the Barclays Capital U.S. Aggregate Index. The fund invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred securities and government debt obligations. The fund normally invests more than 90% of its assets in fixed-income securities. The fund invests primarily in investment grade fixed-income securities. Under normal circumstances, the fund invests at least 80% of its assets in bonds. The fund may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. The fund may invest up to 25% of its net assets in fixed-income securities of issuers outside the United States. Fund management anticipates that the fund's investments in non-U.S. securities will primarily be in issuers in Canada, the developed countries of Europe, Australia, New Zealand, and certain Caribbean countries, although the fund may also invest in issuers located elsewhere, including sovereign and corporate issuers in emerging markets. The fund may invest in fixed- income securities of any duration or maturity.

BlackRock Emerging Market Debt Portfolio	0.84%	The fund seeks maximum long term total return. In pursuit of this goal, the fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). The fund will invest at least 80% of its assets in fixed income securities issued by governments, their political subdivisions (states, provinces and municipalities), agencies and companies tied economically to emerging markets, and derivatives with economic characteristics similar to such fixed income securities. The fund considers an issuer tied economically to an emerging market if (1) the issuer is organized under the laws of or maintains its principal place of business in an emerging market country, (2) the issuer's securities are traded principally in an emerging market country or (3) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or has at least 50% of its assets in an emerging market country. The full spectrum of available investments, including non-investment grade (high yield or junk) securities (including distressed securities), securities of small cap issuers and derivatives may be utilized. It is possible that up to 100% of the fund's assets may be invested in non-investment grade (high yield or junk) securities. Many of the countries in which the fund invests will have sovereign ratings that are below investment grade or unrated. The fund may gain exposure to currencies, either through cash or synthetic currency investments or through cash or synthetic fixed income instruments of emerging market issuers denominated in any currency. The fund may also invest in brady bonds, fixed-rate instruments, floating or variable rate instruments, convertible debt of eligible issuers, securities issued by supranational entities (such as the World Bank, Asian Development Bank and the Inter-American Development Bank) and credit linked notes. Loan participations, assignments, convertible bonds and mortgage or asset-backed securities are also permitted. The fund may also buy when-issued securities and participate in delayed delivery transactions. In allocating the fund's investments across emerging market countries, the management team will consider the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole. The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. The fund may also borrow up to 33.33% of total assets less all liabilities and indebtedness other than borrowing.

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Enhanced Income Portfolio	0.34%	The fund seeks to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in bonds diversified among several categories. The fund's dollar-weighted effective duration will be between 0 and 18 months during normal market conditions. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (CMOs), asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. The fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

BlackRock GNMA Portfolio	0.56%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

BlackRock Government Income Portfolio	0.62%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. This includes debt securities issued by eligible financial institutions and guaranteed by the Federal Deposit Insurance Corporation ("FDIC") under its Temporary Liquidity Guarantee Program. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock High Income Fund	0.72%	The fund seeks current income. The fund also seeks growth of capital when consistent with its primary goal of current income. The fund invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred securities and government debt obligations. The fund normally invests more than 90% of its assets in fixed-income securities. Under normal circumstances, the fund invests at least 80% of its assets in fixed-income securities that are rated in the lower rating categories by at least one of the recognized rating agencies (including Baa or lower by Moody's or BBB or lower by S&P or Fitch), or in unrated securities that fund management believes are of comparable quality. The fund may invest up to 100% of its assets in junk bonds, including up to 10% of its net assets in distressed securities. The fund may invest in junk bonds of any duration or maturity. The fund may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. The fund may invest up to 30% of its net assets in fixed-income securities of issuers outside the United States. Fund management anticipates that the fund's investments in non-U.S. issuers will primarily be in issuers in Canada, Australia and the developed markets of Europe, although the fund may also invest in issuers in emerging markets. The fund may also invest up to 15% of its net assets in secondary market purchases of corporate loans.

BlackRock High Yield Bond Portfolio	0.58%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund management team to be of similar quality. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations ("CBOs"), bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

BlackRock Inflation Protected Bond Portfolio	0.34%	The fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management. In pursuit of this goal, the fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The fund maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Global Real: U.S. TIPS Index (the benchmark). The fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The fund may buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Intermediate Bond Portfolio II	0.64%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Intermediate Government/Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 10% of its assets in non-dollar denominated bonds and bonds of emerging market issuers. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

BlackRock Intermediate Government Bond Portfolio	0.79%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital Intermediate Government Index (the benchmark). The fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. These include debt securities issued by eligible financial institutions and guaranteed by the Federal Deposit Insurance Corporation ("FDIC") under its Temporary Liquidity Guarantee Program. Securities purchased by the fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund invests primarily in dollar-denominated bonds, but may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

BlackRock International Bond Portfolio	0.77%	The fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark). In pursuit of this goal, the fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Long Duration Bond Portfolio	0.53%	The fund seeks to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Long Government/Credit Index (the benchmark). The management team evaluates sectors of the U.S. and non-U.S. bond markets and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, pass-throughs, asset-backed securities, corporate bonds and taxable and tax-exempt municipal bonds. The fund may also invest in preferred stock. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark. The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund may invest in securities rated in the category C and above or determined by the management team to be of comparable quality. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

BlackRock Low Duration Bond Portfolio	0.42%	The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark). In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

BlackRock Managed Income Portfolio	1.09%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital U.S. Aggregate Index (the benchmark). The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Short-Term Bond Master Portfolio	0.28%	The fund seeks to maximize total return, consistent with capital preservation. Under normal circumstances, the fund invests at least 80% of its assets in bonds that permit it to maintain a portfolio duration of one to three years. The total rate of return for the fund is expected to rise and fall less than a longer duration bond fund. The fund invests mainly in investment grade, interest-bearing securities of varying maturities. These include U.S. Government securities, preferred stocks, mortgage-backed securities and other asset-backed securities, corporate bonds and bonds that are convertible into stocks. The investment adviser buys and sells securities to manage portfolio duration, yield curve exposure, sector exposure, diversification and credit quality. The fund invests in securities within the following ratings limitation guidelines:
• at least 70% of net assets in securities rated at least A or, if short-term, the second highest quality grade, by at least one of the major rating agencies such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") or in an unrated securities considered by BlackRock;
• invest up to 30% of its net assets in securities rated BBB/Baa by at least one of the major rating agencies that rate the securities (or in unrated securities considered by BlackRock to be of comparable quality);
• and up to 10% of its assets in securities rated below BBB/Baa by at least one of the major rating agencies that rate the security (or in unrated securities considered by BlackRock to be of comparable quality), but none below B.
		As a result of the strategies described above, the fund may have an annual portfolio turnover rate above 100%.

BlackRock Total Return Portfolio II	0.86%	The fund seeks to realize a total return that exceeds that of the Barclays Capital U.S. Aggregate Index (the benchmark). In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

BlackRock World Income Fund, Inc.	1.00%	The fund seeks high current income by investing in a global portfolio of fixed-income securities denominated in various currencies, including multi-national currency units. The fund seeks to achieve its objective by investing in a global portfolio of fixed-income securities denominated in various currencies. There is no restriction on the types of debt securities the fund can buy or on the maturity of those securities. The fund may invest in U.S. and non-U.S. government and corporate fixed-income securities, including junk bonds and unrated securities. The fund also may invest in securities issued by certain international organizations. The fund normally will invest at least 90% of its assets in fixed-income securities, and may invest up to 100% of its assets in securities classified as junk bonds. The fund will spread its investments among different types of fixed-income securities and different countries based upon fund management's analysis of the yield, maturity and currency considerations affecting these securities. Fund management presently expects that the fund will invest primarily in securities denominated in the currencies represented in the J. P. Morgan Global Government Bond Broad Index, but the fund also can invest in securities denominated in other currencies. The fund's investments ordinarily will be denominated in at least three currencies. Substantially all of the fund's investments may be denominated in a single currency, including U.S. dollars. The debt securities in which the fund invests may include credit-linked notes, credit-linked trust certificates, structured notes or other instruments evidencing interests in special purpose vehicles, trusts or other entities that hold or represent interests in debt securities.

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Strategic Portfolio I	0.21%	The fund's investment goal is to seek to maximize total return through the investment in a portfolio of investment grade fixed income securities of non-U.S. and U.S. issuers denominated in non-U.S. currencies, baskets of non-U.S. currencies and the U.S. dollar. In pursuit of this goal, the management team expects to invest primarily in non-dollar denominated bonds of issuers located outside the United States. The fund normally invests at least 65% of its total assets in such bonds. The fund intends to primarily invest in developed countries, although it has the ability to invest up to 20% of its total assets in bonds of issuers in emerging market countries. The fund may also invest in non-U.S. currencies. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. The fund will generally maintain a U.S. dollar-weighted average duration for its investments between 0 and 8 years and will invest in securities across the entire maturity spectrum. The management team will normally attempt to structure the fund's duration with a target of 0-8 years in the fund. The fund intends to invest primarily in obligations of issuers based in developed countries. Subject to limitation state above regarding investments in emerging market countries, the fund may invest 25% or more of its total assets in the securities of issuers located in a single country. Investments of 25% or more of a fund's total assets in a particular country will make the fund's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries. The management team may, when consistent with the fund's investment goals, buy or sell options or futures on a security or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

BlackRock AMT-Free Municipal Bond Portfolio	0.58%	The investment objective of the fund is to seek to provide shareholders with income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and securities which are subject to Federal income tax, including the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the twenty year maturity range. The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. The fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B in the opinion of fund management. The fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate. The fund intends to invest so that no more than 25% of its assets are represented by the municipal securities of issuers located in the same state.

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock High Yield Municipal Fund	0.81%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, including the credit quality of the issuer, maturity analysis and yield analysis. In addition, fund management considers the availability of features that protect against an early call of a bond by the issuer. The fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The fund will usually invest in municipal bonds that have a maturity of five years or longer. Fund management chooses municipal bonds that it believes offer a relatively high potential for total return relative to their total risk. Although the fund may invest in municipal bonds in any rating category, fund management presently intends to invest at least 65% of the fund's net assets in medium- to low-quality bonds as rated by at least one independent rating agency (BBB or lower by S&P or Fitch or Baa or lower by Moody's), or if unrated, judged to be of comparable quality by the fund's investment adviser. It is possible that the fund could invest up to 100% of its assets in junk bonds. Fund management reserves the right to invest less than 65% of the fund's net assets in municipal bonds rated BBB or Baa or lower if fund management determines that there is an insufficient supply of such obligations available for investment. The fund's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax. The fund may also invest up to 10% of its total assets in municipal bonds that are considered distressed securities.

BlackRock Intermediate Municipal Fund	0.84%	The fund seeks to provide shareholders with a high level of income exempt from Federal income taxes. The fund invests primarily in investment grade municipal bonds. Municipal bonds may be obligations of a variety of issuers including governmental entities, or other qualifying issuers. Issuers may be states, territories and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. The fund expects, under normal circumstances, to maintain a dollar-weighted average maturity of three to ten years; however there is no limit on the remaining maturity of each individual municipal bond investment by the fund. Under normal circumstances, the fund will invest at least 80% of its assets in municipal bonds. The fund may invest in either fixed rate or variable rate obligations. Under normal circumstances, at least 80% of the fund's assets will be invested in investment grade municipal bonds. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against early call of a bond by the issuer. The fund may invest up to 20% of its assets in high yield bonds.

BlackRock Municipal Insured Fund	0.84%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against an early call of a bond by the issuer. The fund invests in investment grade municipal bonds covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. Under normal circumstances, the fund will invest at least 80% of its assets in municipal bonds covered by insurance. The fund will usually invest a majority of its assets in municipal bonds that have a maturity of five years or longer. The fund's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock National Municipal Fund	0.78%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against an early call of a bond by the issuer. The fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The fund will usually invest in municipal bonds that have a maturity of five years or longer. Although the fund's investment policies are not governed by specific rating categories, fund management does not presently intend to invest more than 35% of the Portfolio's assets in municipal bonds rated below investment grade (below BBB by S&P or Fitch, or below Baa by Moody's) or in unrated municipal bonds that fund management believes are of comparable quality. The fund's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax. Fund management does not presently intend to invest in municipal bonds that are in default or that it believes will be in default.

BlackRock Short-Term Municipal Fund	0.35%	The fund seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the fund. The fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, such as credit quality, yield analysis and maturity analysis. Fund management also considers the availability of features that protect against an early call of a bond by the issuer. The fund invests primarily in investment grade municipal bonds or notes, including variable rate demand obligations, that have a maturity of less than four years. Under normal circumstances, the fund expects to invest all of its assets in such bonds or notes. Certain municipal bonds that the fund purchases may have a maturity of greater than four years, but allow the fund to require the issuer to redeem the bonds within four years. The fund treats these bonds as having a maturity of less than four years. The fund's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

1  The fund is currently closed to new investors and therefore the Funds may not invest in it. The fund may re-open in the future.

2  Effective February 1, 2007, BlackRock has contractually agreed to limit direct Fund expenses to this percentage of average daily net assets. This expense ratio may differ from the net expense ratio reflected in the most recent shareholder report.

Account Information

How to Choose the Share Class that Best Suits Your Needs

Each Fund currently offers multiple share classes (Investor A, Institutional and Class R Shares by this prospectus), each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider, or industry professional ("financial intermediary") can help you determine which share class is best suited to your personal financial goals.

For example, if you select Institutional Shares of a Fund, you will not pay any sales charge. However, only certain investors may buy Institutional shares.

If you select Investor A Shares, you generally pay a sales charge at the time of purchase and an ongoing service fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.

If you select Class R Shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. Classes with lower expenses will have higher net asset values and dividends relative to other share classes.

Each Fund's shares are distributed by BlackRock Investments, Inc. (the "Distributor"), an affiliate of BlackRock.

The table below summarizes key features of each of the Share classes of the Funds.

	Investor A Shares[1]	Institutional Shares[1]	Class R Shares[1]
Availability	Generally available through selected securities dealers and other financial intermediaries.	Limited to certain investors, including:
• Current Institutional shareholders that meet certain requirements
• Certain retirement plans
• Participants in certain programs sponsored by BlackRock or its affiliates or financial intermediaries
		• Certain employees and affiliates of BlackRock or its affiliates	Available only to certain retirement and other authorized qualified employee benefit plans.

Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs • $100 for retirement plans • $50, if establishing Automatic Investment Plan (AIP)	• $2 million for institutions and individuals • Institutional Shares are available to clients of registered investment advisors who have $250,000 invested in the Fund.	$100 for all accounts

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges are available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.

	Investor A Shares[1]	Institutional Shares[1]	Class R Shares[1]
Deferred Sales Charge?	No. (May be charged for purchases of $1 million or more that are redeemed within eighteen months).	No.	No.

Distribution and Service (12b-1) Fees?	No Distribution Fee. 0.25% Annual Service Fee.	No.	0.25% Annual Distribution Fee. 0.25% Annual Service Fee.

Redemption Fees?	No.	No.	No.

Conversion to Investor A Shares?	N/A	No.	No.

Advantage	Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because there are no ongoing distribution fees.	No up-front sales charge so you start off owning more shares.	No up-front sales charge so you start off owning more shares.

Disadvantage	You pay a sales charge up-front, and therefore you start off owning fewer shares.	Limited availability	You pay service fees and ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share than Investor A Shares. There is limited availability of these shares.

1  Please see "Details about the Share Classes" for more information about each share class.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the Statement of Additional Information ("SAI"), which is available on the website or on request.

Details About the Share Classes

Investor A Shares — Initial Sales Charge Options

The following table shows the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). If you select Investor A Shares, you will pay a sales charge at the time of purchase as shown in the following tables.

Your Investment	Sales Charge As a % of Offering Price	Sales Charge As a % of Your Investment[1]	Dealer Compensation As a % of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%

Your Investment	Sales Charge As a % of Offering Price	Sales Charge As a % of Your Investment[1]	Dealer Compensation As a % of Offering Price
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $750,000	2.00%	2.04%	1.75%
$750,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 and over[2]	0.00%	0.00%	—[2]

1  Rounded to the nearest one-hundredth percent.

2  If you invest $1,000,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BlackRock compensates the selling dealer or other financial intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00%. Such deferred sales charge may be waived in connection with certain fee-based programs.

No initial sales charge applies to Investor A Shares that you buy through reinvestment of Fund dividends.

Sales Charges Reduced or Eliminated for Investor A Shares

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sales charge (as described above in the "Investor A Shares — Initial Shares Charge Option" section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: a Letter of Intent, right of accumulation, the reinstatement privilege (described under "Account Services and Privileges"), or a waiver of the sales charge (described below). Reductions or eliminations through the right of accumulation or Letter of Intent will apply to the value of all qualifying holdings in shares of mutual funds sponsored and advised by BlackRock or its affiliates ("BlackRock Funds") owned by (a) the investor, (b) the investor's spouse and any children under the age of 21, or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. For this purpose, the value of an investor's holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares the investor already holds taken together. These may include shares held in accounts held at a financial intermediary, including personal accounts, certain retirement accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which the investor is a beneficiary. For purposes of the right of accumulation and Letter of Intent the investor may not combine with the investor's other holdings shares held in pension, profit sharing or other employee benefit plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time an investor purchases shares of the Fund, the investor should inform the financial professional, financial intermediary or BlackRock Funds of any other shares of the Fund or any other BlackRock Fund owned by (a) the investor, (b) the investor's spouse and any children under the age of 21, or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. Failure by the investor to notify the financial professional, financial intermediary or the BlackRock Funds, may result in the investor not receiving the sales charge reduction to which the investor is otherwise entitled.

The financial professional, financial intermediary or the BlackRock Funds may request documentation — including account statements and records of the original cost of the shares owned by the investor, the investor's spouse and/or children under the age of twenty one — showing that the investor qualifies for a reduced sales charge. The investor should retain these records because — depending on where an account is held or the type of account — the Fund and/or the investor's financial professional, financial intermediary or BlackRock Funds may not be able to maintain this information.

For more information, see the SAI or contact your financial professional or financial intermediary.

Letter of Intent

An investor may qualify for a reduced front-end sales charge immediately by signing a "Letter of Intent" stating the investor's intention to buy a specified amount of Investor A, Investor B, Investor C or Institutional Shares in one or more BlackRock Funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund, and the investor must tell the Fund that later purchases are subject to the Letter of Intent. Purchases submitted prior to the date the Letter of Intent is received by the Fund are not counted toward the sales charge reduction. During the term of the Letter of Intent, the Fund will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, the Fund will redeem enough of the Investor A Shares held in escrow to pay the difference.

Right of Accumulation

Investors have a "right of accumulation" under which the current value of an investor's existing Institutional and Investor A, Investor B, and Investor C Shares in most BlackRock Funds may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same financial intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Other Front-End Sales Charge Waivers

A sales charge waiver on a purchase of Investor A Shares may also apply for:

■  Authorized qualified employee benefit plans of savings plans and rollovers of current investments in a Fund through such plans;

■  Persons investing through an authorized payroll deduction plan;

■  Persons investing through an authorized investment plan for organizations that operate under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code");

■  Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Fund;

■  Persons associated with a Fund, the Fund's Distributor, BlackRock, the Fund's Transfer Agent, and their affiliates;

■  Persons participating in a fee-based program under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and

■  Employees of MetLife.

Investor A Shares at Net Asset Value

If you invest $1,000,000 or more in Investor A Shares, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers, see "Contingent Deferred Sales Charge Waivers."

If you are eligible to buy both Investor A and Institutional Shares, you should buy Institutional Shares since Investor A Shares are subject to a front end sales charge and an annual 0.25% service fee, while Institutional Shares are not. The Distributor normally pays the annual Investor A Shares service fee to dealers as a shareholder servicing fee on a monthly basis.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor A Shares may be reduced or waived in certain circumstances, such as:

■  Redemptions of shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in a Fund through such plans

■  Exchanges pursuant to the exchange privilege, as described in "How to Exchange Shares or Transfer your Account"

■  Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2

■  Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006

■  Redemptions made with respect to certain retirement plans sponsored by a Fund, BlackRock or an affiliate

■  Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent)

■  Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares

■  Involuntary redemptions made of shares in accounts with low balances

■  Certain redemptions made through the Systematic Withdrawal Plan offered by a Fund, BlackRock or an affiliate

■  Redemptions related to the payment of PNC Trust Company custodial IRA fees

■  Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or on request.

Institutional Shares

Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional Shares. Your financial professional or other financial intermediary can help you determine whether you are eligible to buy Institutional Shares.

Eligible Institutional investors include the following:

■  Investors who currently own Institutional Shares of a Fund may make additional purchases of Institutional Shares of that Fund except for investors holding shares through certain omnibus accounts at financial intermediaries that are omnibus with the Fund and do not meet the applicable investment minimums;

■  Institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Fund;

■  Certain qualified retirement plans;

■  Investors in selected fee-based programs;

■  Clients of registered investment advisers who have $250,000 invested in the Fund;

■  Trust department clients of PNC Bank and Merrill Lynch Bank & Trust Company, FSB and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets;

■  Unaffiliated banks, thrifts or trust companies that have agreements with the Distributor;

■  Holders of certain Merrill Lynch sponsored unit investment trusts ("UITs") who reinvest dividends received from such UITs in shares of the Fund; and

■  Employees, officers and directors/trustees of BlackRock, Inc., BlackRock Funds, Merrill Lynch & Co., Inc. ("Merrill Lynch"), The PNC Financial Services Group, Inc. ("PNC") or their affiliates.

Class R Shares

Class R Shares are available only to certain retirement and other similar plans. If you buy Class R Shares, you will pay neither an initial sales charge nor a contingent deferred sales charge. However, Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. Class R Shares do not offer a conversion privilege.

The Distributor currently pays the annual Class R Shares distribution fee and annual Class R Shares service fee to dealers as an ongoing concession and as a shareholder servicing fee, respectively, on a monthly basis.

How to Buy, Sell, Exchange and Transfer Shares

The chart on the following pages summarizes how to buy, sell, exchange and transfer shares through your financial professional or other financial intermediary. You may also buy, sell, exchange and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling, transferring or exchanging shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

The Funds may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of a Fund at any time for any reason.

In addition, each Fund may waive certain requirements regarding the purchase, sale, exchange or transfer of Shares described below.

How to Buy Shares
Initial Purchase	First, select the share class appropriate for you	Refer to the "Share Classes at a Glance" table in this prospectus (be sure to read this prospectus carefully). When you place your initial order, you must indicate which share class you select (if you do not specify a share class and do not qualify to purchase Institutional Shares, you will receive Investor A Shares).
Certain factors, such as the amount of your investment, your time frame for investing, and your financial goals, may affect which share class you choose. Your financial representative can help you determine which share class is appropriate for you.
Class R Shares are available only to certain retirement and other similar plans.

Next, determine the amount of your investment	• Refer to the minimum initial investment in the "Shares at-a-glance" tables of this prospectus.
• See "Account Information — Details About the Share Classes" for information on lower initial investment requirements for certain Fund investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement.

Have your financial intermediary submit your purchase order	The price of your Shares is based on the next calculation of the Fund's net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange ("Exchange" or "NYSE") (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.
Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of Shares at any time. Other financial intermediaries may charge a processing fee to confirm a purchase.

Or contact BlackRock (for accounts held directly with BlackRock)	To purchase shares directly with BlackRock, call (800) 441-7762 and request a new account application. Mail the completed application along with a check payable to "BlackRock Funds" to PNC Global Investment Serving (U.S.) Inc., ("PNC GIS" or the "Transfer Agent"), formerly PFPC Inc., at the address on the application.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally $50 for all accounts except that certain retirement plans may have a lower minimum for additional purchases and certain programs, such as automatic investment plans, may have higher minimums.
(The minimums for additional purchases may be waived under certain circumstances.)

Have your financial professional or financial intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your financial professional or financial intermediary. For more details on purchasing by Internet see below.

How to Buy Shares
Add to Your Investment (continued)	Or contact BlackRock (for accounts held directly with BlackRock)	Purchase by Telephone: Call (800) 441-7762 and speak with one of our representatives. The Fund has the right to reject any telephone request for any reason.
Purchase in Writing. You may send a written request to BlackRock at the address on the back cover of this prospectus.
Purchase by VRU. Investor Shares may also be purchased by use of the Fund's automated voice response unit service (VRU) at (800) 441-7762.
Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made.
Certain institutional clients' purchase orders of Institutional Shares placed by wire prior to the close of business on the NYSE will be priced at the net asset value determined that day. Contact your financial intermediary or BlackRock for further information.
The Fund limits Internet purchases in shares of the Fund to $25,000 per trade. Different maximums may apply to certain institutional investors.
Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.
The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call (800) 441-7762, or contact your financial professional (if your account is not held directly with BlackRock).

Participate in the Automatic Investment Plan	BlackRock's Automatic Investment Plan ("AIP") allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account.
Refer to the "Account Services and Privileges" section of this prospectus for additional information.

How to Pay for Shares	Making payment for purchases	Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your financial professional or other financial intermediary, but in no event later than 4 p.m. (Eastern time) on the third business day (in the case of Investor Shares) or first business day (in the case of Institutional Shares) following BlackRock's receipt of the order. If payment is not received by this time, the order will be canceled and you and your financial professional or other financial intermediary will be responsible for any loss to the Fund.
For shares purchased directly from the Fund, a check payable to BlackRock Funds which bears the name of the fund you are purchasing must accompany a completed purchase application.
There is a $20 fee for each purchase check that is returned due to insufficient funds. The Fund does not accept third-party checks. You may also wire Federal funds to the Fund to purchase shares, but you must call the Fund at (800) 441-7762 before doing so to confirm the wiring instructions.

How to Sell Shares
Full or Partial Redemption of Shares	Have your financial intermediary submit your sales order	You can make redemption requests through your financial professional. Shareholders should indicate whether they are redeeming Investor A, Institutional or Class R Shares. The price of your Shares is based on the next calculation of the Fund's net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial professional or financial intermediary prior to that day's close of business on the Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.
Financial intermediaries may charge a fee to process a redemption of Shares. Shareholders should indicate which class of shares they are redeeming.
The Fund may reject an order to sell shares under certain circumstances.

Selling shares held directly with BlackRock	Methods of Redeeming:
Redeem by Telephone: You may sell Investor Shares held at BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check, or (ii) $250,000 for payments through the Automated Clearing House Network ("ACH") or wire transfer. Certain redemption requests, such as those in excess of these amounts, must be in writing with a medallion signature guarantee. For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. Call (800) 441-7762 for details.
You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan institution, national securities exchange or registered securities association. A notary public seal will not be acceptable.
The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.
Redeem by VRU: Investor shares may also be redeemed by use of the Fund's automated voice response unit service (VRU). Payment for Investor shares redeemed by VRU may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.
Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor Shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.
Redeem in Writing: You may sell Shares held at BlackRock by writing to BlackRock. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

How to Sell Shares
Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock (continued)	Payment of Redemption Proceeds: Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through ACH or by wire transfer.
Payment by Check: BlackRock will normally mail redemption proceeds within seven days following receipt of a properly completed request. Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail. You are responsible for any additional charges imposed by your bank for this service.
Payment by Wire Transfer: Payment for redeemed Shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Funds' custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund.
If a shareholder has given authorization for expedited redemption, shares can be redeemed by Federal wire transfer to a single previously designated bank account. Shareholders will pay $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. No charge for wiring redemption payments with respect to Institutional Shares is imposed by the Fund.
The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.
Payment by ACH: Redemption proceeds may be sent to the shareholder's bank account (checking or savings) via ACH. Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally sent to the redeeming shareholder the next business day, with receipt at the receiving bank within the next two business days (48-72 hours); provided that the Fund's custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Fund's custodian is closed is normally sent on the next business day following redemption on which the Fund's custodian is open for business.
The Fund reserves the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund. No charge for sending redemption payments via ACH is imposed by the Fund.
* * *
If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

How to Exchange Shares or Transfer Your Account
Exchange Privilege	Selling shares of one fund to purchase shares of another fund ("exchanging")	Investor A and Institutional Shares of the Fund are generally exchangeable for shares of the same class of another BlackRock Fund. No exchange privilege is available for Class R Shares.
You can exchange $1,000 or more of Investor A Shares from one Fund into the same class of another fund which offers that class of shares (you can exchange less than $1,000 of Investor A Shares if you already have an account in the Fund into which you are exchanging). Investors who currently own Institutional Shares of a Fund may make exchanges into Institutional Shares of BlackRock Funds except for investors holding shares through certain client accounts at financial intermediaries that are omnibus with the Fund and do not meet applicable minimums. There is no required minimum amount with respect to exchanges of Institutional Shares.
You may only exchange into a share class and fund that are open to new investors or in which you have a current account if the fund is closed to new investors.
Some of the BlackRock Funds impose a different deferred sales charge schedule. The CDSC will continue to be measured from the date of original purchase. The CDSC schedule applicable to your original purchase will apply to the shares you receive in the exchange and any subsequent exchange.
To exercise the exchange privilege you may contact your financial professional or financial intermediary. Alternatively, if your account is held directly with BlackRock you may: (i) call (800) 441-7762 and speak with one of our representatives, (ii) make the exchange via the Internet by accessing your account online at www.blackrock.com/funds, or (iii) send a written request to the Fund at the address on the back cover of this prospectus. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling (800) 441-7762. The Fund has the right to reject any telephone request for any reason.
Although there is currently no express limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See "Short Term Trading Policy" below.
For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax adviser or other financial professional before making an exchange request.

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your shares of the Fund only to another securities dealer that has an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.
If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

Transfer to a non-participating securities dealer or other financial intermediary	You must either:
• Transfer your shares to an account with the Fund; or
• Sell your shares, paying any applicable deferred sales charge.
If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

Account Services and Privileges

The following table provides examples of account services and privileges available in your BlackRock account. Certain of these account services and privileges are only available to shareholders of Investor A Shares whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call (800) 441-7762 or visit www.blackrock.com/funds for additional information as well as forms and applications. Otherwise, please contact your financial professional for assistance in requesting one or more of the following services and privileges.

Automatic Investment Plan	Allows systematic investments on a periodic basis from checking or savings account.	BlackRock's AIP allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account. You may apply for this option upon account opening or by completing the Automatic Investment Plan application. The minimum investment amount for an automatic investment plan is $50 per portfolio.

Dividend Allocation Plan	Automatically invests your distributions into another BlackRock Fund of your choice pursuant to your instructions, without any fees or sales charges.	Dividend and capital gains distributions may be reinvested in your account to purchase additional shares or paid in cash. Using the Dividend Allocation Plan, you can direct your distributions to your bank account (checking or savings), another fund at BlackRock without any fees or sales charges, or by check to special payee. Please call (800) 441-7762 for details. If investing into another fund at BlackRock, the receiving fund must be open to new purchases.

EZ Trader	Allows an investor to purchase or sell Investor class shares by telephone or over the Internet through ACH.	(NOTE: This option is offered to shareholders whose accounts are held directly with BlackRock. Please speak with your financial professional if your account is held elsewhere).
Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to the address listed on the form.
Prior to placing a telephone or internet purchase or sale order, please call (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet.
Proceeds will be sent to your pre-designated bank account.

Systematic Exchange	This feature can be used by investors to systematically exchange money from one Fund to up to four other funds.	A minimum of $10,000 in the initial BlackRock Fund is required and investments in any additional funds must meet minimum initial investment requirements.

Systematic Withdrawal Plan	This feature can be used by investors who want to receive regular distributions from their accounts.	To start a Systematic Withdrawal Plan ("SWP") a shareholder must have a current investment of $10,000 or more in a BlackRock Fund.
Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form which may be obtained from BlackRock. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.
To participate in the SWP, shareholders must have their dividends reinvested. Shareholders may change or cancel the SWP at any time, with a minimum of 24 hours notice. If a shareholder purchases additional Investor A Shares of the Fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor A Shares made through the SWP that do not exceed 12% of the account's net asset value on an annualized basis. For example, monthly, quarterly, and semi-annual SWP redemptions of Investor A Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor A Shares in excess of this limit will still pay any applicable CDSC.
Ask your financial adviser or other financial intermediary for details.

Reinstatement Privilege	If you redeem Investor A or Institutional Shares, and within 60 days buy new Investor A Shares of the SAME fund, you will not pay a sales charge on the new purchase amount. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received. To exercise this privilege, the Fund must receive written notification from the shareholder of record or the financial professional of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Funds' Rights

Each Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act;

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or if a redemption is made before the Fund has collected payment for the purchase of shares;

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, a Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 (or the minimum required initial investment for Institutional Shares) due to redemptions you have made. You will be notified that the value of your account is less than $500 (or the minimum required initial investment for Institutional Shares) before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 (or the minimum required initial investment for Institutional Shares) before a Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock, or financial intermediaries that have agreements with the Distributor, you may be able to buy Institutional Shares, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer Shares held through a fee-based program into another account. Instead, you will have to redeem your Shares held through the program and purchase Shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you will pay any applicable sales charges or redemption fee.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the Shares liquidated or the program can be terminated and the Shares held in an account. In general, when a shareholder chooses to continue to hold the Shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in the program are eligible to purchase additional shares of the respective share class of a Fund, but may be subject to upfront sales charges. Additional purchases of Institutional shares are permitted only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial intermediary.

Short-Term Trading Policy

The Board of Trustees of the Funds ("Board") has determined that the interests of long-term shareholders and a Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as "market timing." Each Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor Shares and Institutional Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve a Fund's investment goal. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Fund's performance.

Each Fund invests in non-U.S. securities and is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund's portfolio securities and the determination of the Fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities ("junk bonds") that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. A Fund will seek to eliminate these opportunities by using fair value pricing, as described in "Valuation of Fund Investments" below.

Each Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of a Fund's shares because certain legitimate strategies will not result in harm to the Fund or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with a Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by a Fund. While a Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in a Fund's shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by a Fund to be engaged in market timing or other improper trading activity, each Fund's Distributor may terminate such financial intermediary's agreement with the Distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Certain BlackRock Funds will automatically assess and retain a fee of 2% of the current net asset value, after excluding the effect of any contingent deferred sales charges, of Shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). See "Redemption Fee" below.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Redemption Fee

The Funds do not charge a redemption fee. However, certain BlackRock Funds listed below (the "Applicable Funds") charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Applicable Fund shares made within 30 days of purchase.

The following BlackRock-advised Funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio

BlackRock Aurora Portfolio	BlackRock International Value Fund

BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.

BlackRock EuroFund	BlackRock Pacific Fund, Inc.

BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology

BlackRock Global Dynamic Equity Fund	Opportunities Portfolio

BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Core Portfolio

BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio

BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Growth Fund II

BlackRock Global Opportunities Portfolio	BlackRock Small Cap Index Fund

BlackRock Global SmallCap Fund, Inc.	BlackRock Small Cap Value Equity Portfolio

BlackRock Health Sciences Opportunities Portfolio	BlackRock Small/Mid-Cap Growth Portfolio

BlackRock International Diversification Fund	BlackRock U.S. Opportunities Portfolio

BlackRock International Fund	BlackRock Value Opportunities Fund, Inc.

BlackRock International Index Fund	MFS Research International FDP Fund

FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio

BlackRock High Income Fund	BlackRock Strategic Income Portfolio

BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Distribution and Service Payments

BlackRock Funds II has adopted a plan (the "Plan") with respect to Investor A and Class R Shares that allows each Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act, and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

Under the Plan, Class R Shares pay a distribution fee to the Distributor and/or its affiliates, including PNC and its affiliates, and to Merrill Lynch and/or Bank of America Corporation ("BAC") and their affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of BlackRock and PNC or Merrill Lynch and BAC for sales support services provided in connection with the sale of Class R Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC, Merrill Lynch, BAC and their respective affiliates) (each a "Financial Intermediary") for sales support services and related expenses. All Class R Shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of the Fund. Institutional and Investor A Shares do not pay a distribution fee.

Under the Plan, each Fund also pays shareholder servicing fees (also referred to as shareholder liaison services fees) to Financial Intermediaries for providing support services to their customers who own Investor A and Class R Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Investor A and Class R Shares of a Fund. All Investor A and Class R Shares pay this shareholder servicing fee. Institutional Shares do not pay a shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Investor A and Class R Shares:

■  Responding to customer questions on the services performed by the Financial Intermediary and investments in Investor A and Class R Shares;

■  Assisting customers in choosing and changing dividend options, account designations and addresses; and

■  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of each Fund's shares.

Because the fees paid by a Fund under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Class R Shares may over time cost investors more than the front-end sales charge on Investor A Shares. For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

Other Payments by a Fund

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a financial intermediary pursuant to the Plan and fees the Fund pays to its Transfer Agent, BlackRock, on behalf of a Fund, may enter into non-Plan agreements with a financial intermediary pursuant to which the Fund will pay a financial intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated financial intermediaries for the sale and distribution of shares of a Fund or for these other services to a Fund and shareholders. These payments would be in addition to a Fund's payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the financial intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a financial intermediary, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Management of the Funds

BlackRock

BlackRock, each Fund's manager, manages the Funds' investments and its business operations subject to the oversight of the Funds' Board. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is a wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $1.307 trillion in investment company and other portfolio assets under management as of December 31, 2008.

BlackRock will not receive any management fees from the Funds for its management services.

BlackRock has agreed contractually to cap each Fund's direct net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Fund as a result of investments in the underlying funds and other pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a Fund's business, if any) at the levels shown in each Fund's expense table.

To achieve this cap, BlackRock and each Fund has entered into an expense limitation agreement. The agreement sets a limit on certain of the direct (i.e., excluding expenses attributable to investments in underlying funds) operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the Fund's manager or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

A discussion of the basis for the Board's approval of the management agreement with respect to each of the Funds is included in the respective Fund's annual shareholder report for the fiscal year ended October 31, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Portfolio Management Information

Information regarding the portfolio manager of each Fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds' Statement of Additional Information.

Prepared Portfolio 2010, Prepared Portfolio 2015, Prepared Portfolio 2020, Prepared Portfolio 2025, Prepared Portfolio 2030, Prepared Portfolio 2035, Prepared Portfolio 2040, Prepared Portfolio 2045, and Prepared Portfolio 2050

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Philip Green	Responsible for the day-to-day management of the Funds' portfolio, including setting the Funds' overall investment strategy and overseeing the management of the Funds.	2007	Managing Director at BlackRock Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (MLIM) from 1999 to 2006.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and affiliates of BlackRock, Inc.'s significant shareholder, Merrill Lynch, and its affiliates, including BAC (each a "BAC Entity") in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with the Fund for appropriate investment opportunities. The results of the Funds' investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds' portfolio investment transactions.

Under a securities lending program approved by the Funds' Board, the Funds have retained BlackRock Investment Management, LLC, an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that the Funds participate in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Funds may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. A Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange ("Exchange") is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

Generally, Institutional Shares will have the highest net asset value because that class has the lowest expenses.

The Funds' assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Funds value fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Funds' Board. Certain short-term debt securities are valued on the basis of amortized cost. Shares of underlying open-end funds are valued at net asset value.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund's investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Fund's Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a "significant event" is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund's assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by a Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's net asset value.

A Fund may accept orders from certain authorized financial intermediaries or their designees. A Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by a Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

"BUYING A DIVIDEND"

You may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has declared but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Each Fund will distribute net investment income and net realized capital gains, if any, at least annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of a Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial professional, selected securities dealer, other financial intermediary or the Fund.

The Funds make two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions paid out of a Fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by a Fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

The Funds will not be eligible to pass through to you certain foreign income taxes (including withholding taxes) paid by underlying funds or tax-exempt interest earned by underlying funds. In addition, Short-term capital gain earned by an underlying fund will be ordinary income when distributed to a Fund and will not be offset by the Fund's capital losses. The Funds may in some circumstances be required to defer their recognition of loss under the wash sale rules. Your annual tax statement from a Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a Fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of a Portfolio.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with each Fund's financial statements, is included in each Fund's Annual Report, which is available upon request.

Prepared Portfolio 2010

	Institutional		Investor A		Class R
	Year Ended October 31, 2008	Period April 20, 2007[1] to October 31, 2007	Year Ended October 31, 2008	Period April 20, 2007[1] to October 31, 2007	Year Ended October 31, 2008	Period April 20, 2007[1] to October 31, 2007
Per Share Operating Performance
Net asset value, beginning of period	$10.94	$10.00	$10.92	$10.00	$10.90	$10.00
Net investment income[2]	0.32	0.19	0.26	0.15	0.22	0.15
Net realized and unrealized gain (loss)	(3.15)	0.75	(3.11)	0.77	(3.10)	0.75
Net increase (decrease) from investment operations	(2.83)	0.94	(2.85)	0.92	(2.88)	0.90
Dividends and distributions from:
Net investment income	(0.06)	—	(0.06)	—	(0.01)	—
Net realized gain	(0.05)	—	(0.05)	—	(0.05)	—
Total dividends and distributions	(0.11)	—	(0.11)	—	(0.06)	—
Net asset value, end of period	$8.00	$10.94	$7.96	$10.92	$7.96	$10.90
Total Investment Return
Based on net asset value	(26.11)%	9.40%[3]	(26.38)%[4]	9.20%[3,4]	(26.54)%	9.00%[3]
Ratios to Average Net Assets
Total expenses after waivers and reimbursements[5]	0.05%	0.07%[6]	0.46%	0.59%[6]	0.75%	0.79%[6]
Total expenses[5]	5.79%	242.71%[6,7]	6.44%	202.10%[6,7]	6.14%	243.43%[6,7]
Net investment income[5]	3.09%	3.48%[6]	2.64%	2.77%[6]	2.24%	2.77%[6]
Supplemental Data
Net assets, end of period (000)	$19	$22	$1,066	$63	$810	$22
Portfolio turnover	112%	66%	112%	66%	112%	66%

1  Commencement of operations.

2  Based on average shares outstanding.

3  Aggregate total investment return.

4  Total investment returns exclude the effects of sales charges.

5  Ratios do not include expenses incurred indirectly as a result of investments in underlying funds although the ratios do include the Fund's share of the Master Funds' allocated expenses and/or net investment income.

6  Annualized.

7  Registration fees and expenses incurred by the Fund during the period ended October 31, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets (excluding waivers) would be 380.15%, 297.84% and 380.98% for the Institutional, Investor A and Class R, respectively.

Financial Highlights (continued)

Prepared Portfolio 2015

	Institutional		Investor A		Class R
	Year Ended October 31, 2008	Period April 20, 2007[1] to October 31, 2007	Year Ended October 31, 2008	Period April 20, 2007[1] to October 31, 2007	Year Ended October 31, 2008	Period April 20, 2007[1] to October 31, 2007
Per Share Operating Performance
Net asset value, beginning of period	$10.76	$10.00	$10.74	$10.00	$10.72	$10.00
Net investment income[2]	0.27	0.16	0.24	0.15	0.20	0.12
Net realized and unrealized gain (loss)	(3.10)	0.60	(3.11)	0.59	(3.08)	0.60
Net increase (decrease) from investment operations	(2.83)	0.76	(2.87)	0.74	(2.88)	0.72
Dividends and distributions from:
Net investment income	(0.08)	—	(0.07)	—	(0.03)	—
Net realized gain	(0.07)	—	(0.07)	—	(0.07)	—
Total dividends and distributions	(0.15)	—	(0.14)	—	(0.10)	—
Net asset value, end of period	$7.78	$10.76	$7.73	$10.74	$7.74	$10.72
Total Investment Return
Based on net asset value	(26.66)%	7.60%[3]	(27.03)%[4]	7.40%[3,4]	(27.11)%	7.20%[3]
Ratios to Average Net Assets
Total expenses after waivers and reimbursements[5]	0.10%	0.05%[6]	0.46%	0.49%[6]	0.75%	0.78%[6]
Total expenses[5]	5.03%	231.75%[6,7]	5.34%	69.07%[6,7]	4.59%	232.47%[6,7]
Net investment income[5]	2.77%	2.83%[6]	2.46%	2.65%[6]	2.08%	2.10%[6]
Supplemental Data
Net assets, end of period (000)	$50	$22	$1,511	$264	$1,984	$21
Portfolio turnover	52%	37%	52%	37%	52%	37%

1  Commencement of operations.

2  Based on average shares outstanding.

3  Aggregate total investment return.

4  Total investment returns exclude the effects of sales charges.

5  Ratios do not include expenses incurred indirectly as a result of investments in underlying funds although the ratios do include the Fund's share of the Master Funds' allocated expenses and/or net investment income.

6  Annualized.

7  Registration fees and expenses incurred by the Fund during the period ended October 31, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets (excluding waivers) would be 350.79%, 94.70% and 351.74% for the Institutional, Investor A and Class R, respectively.

Financial Highlights (continued)

Prepared Portfolio 2020

	Institutional		Investor A		Class R
	Year Ended October 31, 2008	Period April 20, 2007[1] to October 31, 2007	Year Ended October 31, 2008	Period April 20, 2007[1] to October 31, 2007	Year Ended October 31, 2008	Period April 20, 2007[1] to October 31, 2007
Per Share Operating Performance
Net asset value, beginning of period	$10.84	$10.00	$10.82	$10.00	$10.80	$10.00
Net investment income[2]	0.24	0.14	0.23	0.12	0.18	0.09
Net realized and unrealized gain (loss)	(3.38)	0.70	(3.40)	0.70	(3.36)	0.71
Net increase (decrease) from investment operations	(3.14)	0.84	(3.17)	0.82	(3.18)	0.80
Dividends and distributions from:
Net investment income	(0.06)	—	(0.05)	—	(0.05)	—
Net realized gain	(0.07)	—	(0.07)	—	(0.07)	—
Total dividends and distributions	(0.13)	—	(0.12)	—	(0.12)	—
Net asset value, end of period	$7.57	$10.84	$7.53	$10.82	$7.50	$10.80
Total Investment Return
Based on net asset value	(29.30)%	8.40%[3]	(29.58)%[4]	8.20%[3,4]	(29.76)%	8.00%[3]
Ratios to Average Net Assets
Total expenses after waivers and reimbursements[5]	0.08%	0.13%[6]	0.43%	0.58%[6]	0.84%	0.80%[6]
Total expenses[5]	3.50%	77.97%[6,7]	3.68%	144.28%[6,7]	4.30%	227.19%[6,7]
Net investment income[5]	2.41%	2.50%[6]	2.32%	2.13%[6]	1.88%	1.64%[6]
Supplemental Data
Net assets, end of period (000)	$193	$155	$2,967	$80	$1,914	$22
Portfolio turnover	55%	39%	55%	39%	55%	39%

1  Commencement of operations.

2  Based on average shares outstanding.

3  Aggregate total investment return.

4  Total investment returns exclude the effects of sales charges.

5  Ratios do not include expenses incurred indirectly as a result of investments in underlying funds although the ratios do include the Fund's share of the Master Funds' allocated expenses and/or net investment income.

6  Annualized.

7  Registration fees and expenses incurred by the Fund during the period ended October 31, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets (excluding waivers) would be 107.29%, 214.43% and 346.14% for the Institutional, Investor A and Class R, respectively.

Financial Highlights (continued)

Prepared Portfolio 2025

	Institutional		Investor A		Class R
	Year Ended October 31, 2008	Period April 20, 2007[1] to October 31, 2007	Year Ended October 31, 2008	Period April 20, 2007[1] to October 31, 2007	Year Ended October 31, 2008	Period April 20, 2007[1] to October 31, 2007
Per Share Operating Performance
Net asset value, beginning of period	$11.00	$10.00	$10.98	$10.00	$10.95	$10.00
Net investment income[2]	0.22	0.10	0.17	0.09	0.13	0.08
Net realized and unrealized gain (loss)	(3.67)	0.90	(3.64)	0.89	(3.61)	0.87
Net increase (decrease) from investment operations	(3.45)	1.00	(3.47)	0.98	(3.48)	0.95
Dividends and distributions from:
Net investment income	(0.09)	—	(0.08)	—	(0.07)	—
Net realized gain	(0.08)	—	(0.08)	—	(0.08)	—
Total dividends and distributions	(0.17)	—	(0.16)	—	(0.15)	—
Net asset value, end of period	$7.38	$11.00	$7.35	$10.98	$7.32	$10.95
Total Investment Return
Based on net asset value	(31.85)%	10.00%[3]	(32.05)%[4]	9.80%[3,4]	(32.20)%	9.50%[3]
Ratios to Average Net Assets
Total expenses after waivers and reimbursements[5]	0.13%	0.07%[6]	0.49%	0.47%[6]	0.80%	0.77%[6]
Total expenses[5]	6.13%	146.48%[6,7]	6.13%	42.43%[6,7]	5.99%	94.71%[6,7]
Net investment income[5]	2.24%	1.77%[6]	1.81%	1.55%[6]	1.41%	1.33%[6]
Supplemental Data
Net assets, end of period (000)	$76	$47	$1,569	$474	$1,306	$225
Portfolio turnover	80%	36%	80%	36%	80%	36%

1  Commencement of operations.

2  Based on average shares outstanding.

3  Aggregate total investment return.

4  Total investment returns exclude the effects of sales charges.

5  Ratios do not include expenses incurred indirectly as a result of investments in underlying funds although the ratios do include the Fund's share of the Master Funds' allocated expenses and/or net investment income.

6  Annualized.

7  Registration fees and expenses incurred by the Fund during the period ended October 31, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets (excluding waivers) would be 217.58%, 58.31% and 144.26% for the Institutional, Investor A and Class R, respectively.

Financial Highlights (continued)

Prepared Portfolio 2030

	Institutional		Investor A		Class R
	Year Ended October 31, 2008	Period April 20, 2007[1] to October 31, 2007	Year Ended October 31, 2008	Period April 20, 2007[1] to October 31, 2007	Year Ended October 31, 2008	Period April 20, 2007[1] to October 31, 2007
Per Share Operating Performance
Net asset value, beginning of period	$11.09	$10.00	$11.07	$10.00	$11.05	$10.00
Net investment income[2]	0.13	0.05	0.11	0.03	0.06	0.01
Net realized and unrealized gain (loss)	(3.97)	1.04	(3.97)	1.04	(3.93)	1.04
Net increase (decrease) from investment operations	(3.84)	1.09	(3.86)	1.07	(3.87)	1.05
Dividends and distributions from:
Net investment income	(0.06)	—	(0.05)	—	(0.04)	—
Net realized gain	(0.09)	—	(0.09)	—	(0.09)	—
Total dividends and distributions	(0.15)	—	(0.14)	—	(0.13)	—
Net asset value, end of period	$7.10	$11.09	$7.07	$11.07	$7.05	$11.05
Total Investment Return
Based on net asset value	(34.98)%	10.90%[3]	(35.35)%[4]	10.70%[3,4]	(35.44)%	10.50%[3]
Ratios to Average Net Assets
Total expenses after waivers and reimbursements[5]	0.08%	0.12%[6]	0.51%	0.57%[6]	0.89%	0.83%[6]
Total expenses[5]	4.95%	152.76%[6,7]	4.94%	97.81%[6,7]	5.31%	186.99%[6,7]
Net investment income[5]	1.35%	0.82%[6]	1.14%	0.49%[6]	0.70%	0.10%[6]
Supplemental Data
Net assets, end of period (000)	$24	$43	$1,675	$199	$1,575	$22
Portfolio turnover	62%	42%	62%	42%	62%	42%

1  Commencement of operations.

2  Based on average shares outstanding.

3  Aggregate total investment return.

4  Total investment returns exclude the effects of sales charges.

5  Ratios do not include expenses incurred indirectly as a result of investments in underlying funds although the ratios do include the Fund's share of the Master Funds' allocated expenses and/or net investment income.

6  Annualized.

7  Registration fees and expenses incurred by the Fund during the period ended October 31, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets (excluding waivers) would be 231.27%, 129.63% and 304.30% for the Institutional, Investor A and Class R, respectively.

Financial Highlights (continued)

Prepared Portfolio 2035

	Institutional		Investor A		Class R
	Year Ended October 31, 2008	Period April 20, 2007[1] to October 31, 2007	Year Ended October 31, 2008	Period April 20, 2007[1] to October 31, 2007	Year Ended October 31, 2008	Period April 20, 2007[1] to October 31, 2007
Per Share Operating Performance
Net asset value, beginning of period	$11.04	$10.00	$11.02	$10.00	$11.00	$10.00
Net investment income (loss)[2]	0.14	0.03	0.09	0.01	0.04	(0.01)
Net realized and unrealized gain (loss)	(4.14)	1.01	(4.11)	1.01	(4.08)	1.01
Net increase (decrease) from investment operations	(4.00)	1.04	(4.02)	1.02	(4.04)	1.00
Dividends and distributions from:
Net investment income	(0.05)	—	(0.05)	—	(0.03)	—
Net realized gain	(0.09)	—	(0.09)	—	(0.09)	—
Total dividends and distributions	(0.14)	—	(0.14)	—	(0.12)	—
Net asset value, end of period	$6.90	$11.04	$6.86	$11.02	$6.84	$11.00
Total Investment Return
Based on net asset value	(36.63)%	10.40%[3]	(36.92)%[4]	10.20%[3,4]	(37.09)%	10.00%[3]
Ratios to Average Net Assets
Total expenses after waivers and reimbursements[5]	0.11%	0.14%[6]	0.50%	0.62%[6]	0.93%	0.86%[6]
Total expenses[5]	9.29%	158.80%[6,7]	8.89%	128.07%[6,7]	9.63%	179.46%[6,7]
Net investment income (loss)[5]	1.41%	0.46%[6]	0.92%	0.10%[6]	0.46%	(0.22)%[6]
Supplemental Data
Net assets, end of period (000)	$32	$46	$1,122	$115	$582	$43
Portfolio turnover	67%	34%	67%	34%	67%	34%

1  Commencement of operations.

2  Based on average shares outstanding.

3  Aggregate total investment return.

4  Total investment returns exclude the effects of sales charges.

5  Ratios do not include expenses incurred indirectly as a result of investments in underlying funds although the ratios do include the Fund's share of the Master Funds' allocated expenses and/or net investment income.

6  Annualized.

7  Registration fees and expenses incurred by the Fund during the period ended October 31, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets (excluding waivers) would be 235.03%, 174.22% and 282.70% for the Institutional, Investor A and Class R, respectively.

Financial Highlights (continued)

Prepared Portfolio 2040

	Institutional		Investor A		Class R
	Year Ended October 31, 2008	Period April 20, 2007[1] to October 31, 2007	Year Ended October 31, 2008	Period April 20, 2007[1] to October 31, 2007	Year Ended October 31, 2008	Period April 20, 2007[1] to October 31, 2007
Per Share Operating Performance
Net asset value, beginning of period	$11.19	$10.00	$11.17	$10.00	$11.14	$10.00
Net investment income (loss)[2]	0.10	0.02	0.08	—[3]	0.03	(0.02)
Net realized and unrealized gain (loss)	(4.17)	1.17	(4.18)	1.17	(4.14)	1.16
Net increase (decrease) from investment operations	(4.07)	1.19	(4.10)	1.17	(4.11)	1.14
Dividends and distributions from:
Net investment income	(0.06)	—	(0.05)	—	(0.01)	—
Net realized gain	(0.10)	—	(0.10)	—	(0.10)	—
Total dividends and distributions	(0.16)	—	(0.15)	—	(0.11)	—
Net asset value, end of period	$6.96	$11.19	$6.92	$11.17	$6.92	$11.14
Total Investment Return
Based on net asset value	(36.87)%	11.90%[4]	(37.16)%[5]	11.70%[4,5]	(37.24)%	11.40%[4]
Ratios to Average Net Assets
Total expenses after waivers and reimbursements[6]	0.12%	0.14%[7]	0.59%	0.56%[7]	0.92%	0.84%[7]
Total expenses[6]	9.56%	134.69%[7,8]	9.62%	94.51%[7,8]	9.66%	149.22%[7,8]
Net investment income (loss)[6]	1.07%	0.39%[7]	0.86%	0.03%[7]	0.33%	(0.35)%[7]
Supplemental Data
Net assets, end of period (000)	$37	$38	$1,126	$186	$532	$25
Portfolio turnover	80%	36%	80%	36%	80%	36%

1  Commencement of operations.

2  Based on average shares outstanding.

3  Less than $0.01 per share.

4  Aggregate total investment return.

5  Total investment returns exclude the effects of sales charges.

6   Ratios do not include expenses incurred indirectly as a result of investments in underlying funds although the ratios do include the Fund's share of the Master Funds' allocated expenses and/or net investment income.

7  Annualized.

8  Registration fees and expenses incurred by the Fund during the period ended October 31, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets (excluding waivers) would be 224.56%, 119.34% and 260.79% for the Institutional, Investor A and Class R, respectively.

Financial Highlights (continued)

Prepared Portfolio 2045

	Institutional		Investor A		Class R
	Year Ended October 31, 2008	Period April 20, 2007[1] to October 31, 2007	Year Ended October 31, 2008	Period April 20, 2007[1] to October 31, 2007	Year Ended October 31, 2008	Period April 20, 2007[1] to October 31, 2007
Per Share Operating Performance
Net asset value, beginning of period	$11.33	$10.00	$11.30	$10.00	$11.28	$10.00
Net investment income (loss)[2]	0.09	0.02	0.07	—[3]	0.07	(0.02)
Net realized and unrealized gain (loss)	(4.24)	1.31	(4.26)	1.30	(4.26)	1.30
Net increase (decrease) from investment operations	(4.15)	1.33	(4.19)	1.30	(4.19)	1.28
Dividends and distributions from:
Net investment income	(0.07)	—	(0.05)	—	(0.06)	—
Net realized gain	(0.09)	—	(0.09)	—	(0.09)	—
Total dividends and distributions	(0.16)	—	(0.14)	—	(0.15)	—
Net asset value, end of period	$7.02	$11.33	$6.97	$11.30	$6.94	$11.28
Total Investment Return
Based on net asset value	(37.12)%	13.30%[4]	(37.48)%[5]	13.00%[4,5]	(37.62)%	12.80%[4]
Ratios to Average Net Assets
Total expenses after waivers and reimbursements[6]	0.10%	0.14%[7]	0.61%	0.67%[7]	0.86%	0.86%[7]
Total expenses[6]	32.26%	223.70%[7,8]	23.08%	200.49%[7,8]	30.15%	224.16%[7,8]
Net investment income (loss)[6]	0.97%	0.43%[7]	0.80%	0.03%[7]	0.71%	(0.30)%[7]
Supplemental Data
Net assets, end of period (000)	$20	$23	$538	$84	$189	$23
Portfolio turnover	103%	99%	103%	99%	103%	99%

1  Commencement of operations.

2  Based on average shares outstanding.

3  Less than $0.01 per share.

4  Aggregate total investment return.

5  Total investment returns exclude the effects of sales charges.

6   Ratios do not include expenses incurred indirectly as a result of investments in underlying funds although the ratios do include the Fund's share of the Master Funds' allocated expenses and/or net investment income.

7  Annualized.

8  Registration fees and expenses incurred by the Fund during the period ended October 31, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets (excluding waivers) would be 340.57%, 273.93% and 341.16% for the Institutional, Investor A and Class R, respectively.

Financial Highlights (continued)

Prepared Portfolio 2050

	Institutional		Investor A		Class R
	Year Ended October 31, 2008	Period April 20, 2007[1] to October 31, 2007	Year Ended October 31, 2008	Period April 20, 2007[1] to October 31, 2007	Year Ended October 31, 2008	Period April 20, 2007[1] to October 31, 2007
Per Share Operating Performance
Net asset value, beginning of period	$11.24	$10.00	$11.21	$10.00	$11.19	$10.00
Net investment income (loss)[2]	0.12	0.03	0.07	—[3]	0.05	(0.02)
Net realized and unrealized gain (loss)	(4.46)	1.21	(4.43)	1.21	(4.42)	1.21
Net increase (decrease) from investment operations	(4.34)	1.24	(4.36)	1.21	(4.37)	1.19
Dividends and distributions from:
Net investment income	(0.08)	—	(0.06)	—	(0.03)	—
Net realized gain	(0.09)	—	(0.09)	—	(0.09)	—
Total dividends and distributions	(0.17)	—	(0.15)	—	(0.12)	—
Net asset value, end of period	$6.73	$11.24	$6.70	$11.21	$6.70	$11.19
Total Investment Return
Based on net asset value	(39.15)%	12.40%[4]	(39.37)%[5]	12.10%[4,5]	(39.44)%	11.90%[4]
Ratios to Average Net Assets
Total expenses after waivers and reimbursements[6]	0.15%	0.22%[7]	0.67%	0.61%[7]	0.94%	0.85%[7]
Total expenses[6]	35.98%	195.26%[7,8]	32.00%	211.23%[7,8]	28.99%	215.39%[7,8]
Net investment income (loss)[6]	1.26%	0.52%[7]	0.77%	(0.04)%[7]	0.55%	(0.31)%[7]
Supplemental Data
Net assets, end of period (000)	$74	$61	$157	$30	$186	$22
Portfolio turnover	102%	53%	102%	53%	102%	53%

1  Commencement of operations.

2  Based on average shares outstanding.

3  Less than $0.01 per share.

4  Aggregate total investment return.

5  Total investment returns exclude the effects of sales charges.

6   Ratios do not include expenses incurred indirectly as a result of investments in underlying funds although the ratios do include the Fund's share of the Master Funds' allocated expenses and/or net investment income.

7   Annualized.

8   Registration fees and expenses incurred by the Fund during the period ended October 31, 2007 were not included. If the registration fees and expenses were included, the ratio of total expenses to average net assets (excluding waivers) would be 269.29%, 312.08% and 332.68% for the Institutional, Investor A and Class R, respectively.

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)  Access the BlackRock website at http://www.blackrock.com/edelivery

2)  Log into your account

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 441-7762.

Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA Patriot Act (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

For a discussion of the each Fund's policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. The Funds make their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

Glossary

Glossary of Investment Terms

Asset-Backed Securities — Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Barclays Capital U.S. Aggregate Index — An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody's, Standard & Poor's or Fitch.

Bonds — Debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debentures, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO) — Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS) — Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps — In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls — A dollar roll transaction involves a sale by a Fund of a mortgage-backed or other security concurrently with an agreement by a Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity — The average maturity of a fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Duration — A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Earnings Growth — The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Emerging Market Securities — Securities issued by companies located in countries with emerging economies or securities markets. The list of emerging market countries includes, among others: Argentina, Brazil, Chile, China, Colombia, Egypt, India, Indonesia, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

Equity Security — A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

General Obligation Bonds — Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

GNMA Securities — Securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

Growth Companies — All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the fund management team to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the fund management team to be undervalued by the market as measured by certain financial formulas.

High Yield Bonds — Sometimes referred to as "junk bonds," these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade — Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Style — Refers to the guiding principles of a mutual fund's investment choices. The investment style refers to the type of securities the fund management team will choose for a fund.

Market Capitalization — Refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Maturity — The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities — Asset-backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

MSCI EAFE Index® — A market-capitalization weighted index of foreign (non-U.S. and non-Canadian) developed market stocks.

Municipal Lease Obligations — These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds — Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Russell 3000® Index — A market-capitalization weighted index of the 3000 largest and most liquid stocks based in the United States. The component stocks account for approximately 98% of all equities traded on U.S. exchanges.

Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

Tender Option Bonds — Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return — A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Value Companies — All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the fund management team to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the fund management team to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — Fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Annual Fund Operating Expenses — Expenses that cover the costs of operating a Fund.

Distribution (12b-1) Fees — Fees used to support the Fund's marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Interest Expense — The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which a Fund sells securities and agrees to buy them back at a particular date and price).

Management Fees — Fees paid to BlackRock for managing a Fund.

Other Expenses — Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees — Fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — These fees include sales charges that you may pay when you buy or sell shares of a Fund (paid directly by a shareholder).

Glossary of Other Terms

Dividends — Include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Letter of Intent — Permits you to pay the sales charge that would apply if you add up all qualifying Investor Class and Institutional Shares of BlackRock Funds that you agree to buy within a 13-month period. Certain restrictions apply.

Net Asset Value — the market value of a Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

Right of Accumulation — Permits you to pay the sales charge that would apply to the current value of all qualifying Investor Class and Institutional Shares taken together that you own in BlackRock Funds.

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For More Information

Service Providers

THE FUNDS

BlackRock Funds II
Prepared Portfolio 2010
Prepared Portfolio 2015
Prepared Portfolio 2020
Prepared Portfolio 2025
Prepared Portfolio 2030
Prepared Portfolio 2035
Prepared Portfolio 2040
Prepared Portfolio 2045
Prepared Portfolio 2050

100 Bellevue Parkway
Wilmington, Delaware 19809

(800) 441-7762

INVESTMENT MANAGER

BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.
P.O. Box 9819
Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
1700 Market Street
Philadelphia, PA 19103

ACCOUNTING SERVICES PROVIDER

PNC Global Investment Servicing (U.S.) Inc.
Bellevue Corporate Center
301 Bellevue parkway
Wilmington, DE 19809

DISTRIBUTOR

BlackRock Investments, Inc.
40 East 52nd Street
New York, New York 10022

CUSTODIAN

PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

For more information:

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Funds' investments. The annual report describes each Fund's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund's performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated February 27, 2009, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your financial professional or BlackRock Investment Services at (800) 441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II
c/o PNC Global Investment Servicing (U.S.) Inc.
PO Box 9819
Providence, Rhode Island 02940-8019

Overnight Mail

BlackRock Funds II
c/o PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, Rhode Island 02860
(800) 441-7762

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

BLACKROCK FUNDS II
INVESTMENT COMPANY ACT FILE NO. 811-22061

PRO-LCPP-0209